Listing Report:Supplement No. 143 dated Jan 12, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 416895
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	5	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	the-market-economist971	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Multi-puropose: loans,debt etc.
Purpose of loan: This loan is a means of short term consolidation that I want to repay in 6-8 months.? I work part time from home and also make good money tending bar on the weekends, I could just use some breathing room until summer rolls around.? If there is help out there, I would forever be in your debt.?

My financial situation:? I am a good financial candidate because I have very little overhead.? I am recent graduate with no spouse or child support.? I will have no rent payments for the next six months, I ride a bike or take the bus, go green! I always make my monthly student loan payments and my step-dad's business even covers my cell phone bill.

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 0 ??
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 200
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 332.65
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424185
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1999	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	3 / 3	Employment status:	Not employed
Now delinquent:	1	Total credit lines:	7	Length of status:	3y 0m
Amount delinquent:	$130	Revolving credit balance:	$674	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	helpmywedding	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 97% )	660-679 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 3% )	640-659 (Aug-2009) 640-659 (Jul-2009) 540-559 (Mar-2008) 540-559 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Down payment for car loan
Purpose of loan:
This loan will be used to put a down payment on a car.

My financial situation:
I am a good candidate for this loan because I pay my bills on time and the loan is not too large - I've paid for my school?through waitressing and my husband works in the finanical services industry with a steady job.? I am also trying to strengthen my FICO score with this loan so that?we can buy a house in the next three years. As you can also see, I have made all payments to a Prosper loan I took out 3 years ago.?

Monthly net income: $
From my husband's job:? $5700

Monthly expenses: $
??Housing: $?2400
??Insurance: $?160
??Car expenses: $?332
??Utilities: $?275
??Phone, cable, internet: $ 150
??Food, entertainment: $?750
??Clothing, household expenses $ 250
??Credit cards and other loans: $?200
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441087
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$131.86

Auction yield range:	14.06% - 20.00%	Estimated loss impact:	14.89%
Lender servicing fee:	1.00%	Estimated return:	5.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-2006	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	6 / 5	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,577	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	thorough-p2p2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying for college
Purpose of loan:
This loan will be used to?
for college tuition
My financial situation:
I am a good candidate for this loan because? I can pay it on time

Monthly net income: $

Monthly expenses: $ 1200
??Housing: $?
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 1200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441973
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$423.05

Auction yield range:	17.06% - 25.00%	Estimated loss impact:	26.44%
Lender servicing fee:	1.00%	Estimated return:	-1.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$7,560	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	unrelenting-durability	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Investment
Purpose of loan:
This loan will be used to purchase a Class A Motorhome. My current travel expenses are more than $1400 a month. I have 45 shows scheduled in the next 12 months and will live in this motorhome instead of the condo I now rent.

My financial situation: Stable with no real monthly bills except a cell phone and the credit card I use for business. My other revolving credit lines are small retail cards I use when traveling.
I am a good candidate for this loan because I am financially stable, pay my bills on time and only need the loan because I want to buy an RV that is a mid 90's model. Banks won't finance after ten years, so I am looking to a private investor. I am willing to list investor as lienholder on title.

Monthly net income: $3875

Monthly expenses: $ 995
??Housing: $900
??Insurance: $105
??Car expenses: $100
??Utilities: $150
??Phone, cable, internet: $90
??Food, entertainment: $400
??Clothing, household expenses $100
??Credit cards and other loans: $150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442055
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.50%	Starting borrower rate/APR:	15.50% / 17.68%	Starting monthly payment:	$104.73

Auction yield range:	4.06% - 14.50%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	12.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-2005	Debt/Income ratio:	24%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,178	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	asset-oak	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442061
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$207.90

Auction yield range:	11.06% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1997	Debt/Income ratio:	20%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$21,451	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	fair-dollar5	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? Debt consolidation

My financial situation:
I am a good candidate for this loan because?I am going to use it to pay off debt and work toward establishing a better credit rating.? I have lived in my home for over 12 years.? My income is only half of the total income for our household.? I pay my bills. ?I will accept the loan payable over 24 months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442073
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$307.60

Auction yield range:	11.06% - 13.00%	Estimated loss impact:	10.28%
Lender servicing fee:	1.00%	Estimated return:	2.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1970	Debt/Income ratio:	19%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	4 / 3	Employment status:	Retired
Now delinquent:	0	Total credit lines:	19	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$714	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	VulcanVoyager	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	33 ( 100% )	740-759 (Latest)
Principal borrowed:	$13,900.00	< mo. late:	0 ( 0% )	700-719 (Dec-2009) 640-659 (Jan-2008) 640-659 (Nov-2007) 680-699 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Buying my cousin's pick-up
Purpose of loan:
This loan will be used to buy my cousin's used pick-up

My financial situation:
I am a good candidate for this loan because my income is retirement income paid by Social Security and State of New Jersey Pension Fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442079
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1998	Debt/Income ratio:	17%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	6	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	blue-pleasant-camaraderi	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Revenue to start trucking company
Purpose of loan:
This loan will be used to?Make a down payment on a tractor trailer.?

My financial situation:
I am a good candidate for this loan because? I pay bills on time. I also have a full time job as a truck driver and once I recieve this loan to make a down payment on my own truck my financial situation will improve even more making it easy to repay this loan.

Monthly net income: $ 2840

Monthly expenses: $ 2117
??Housing: $ 970
??Insurance: $ 139
??Car expenses: $ 316
??Utilities: $ 106
??Phone, cable, internet: $ 76
??Food, entertainment: $ 260
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 0
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442085
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$113.15

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2000	Debt/Income ratio:	16%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	5 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$13,441	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	contract-phoenix389	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to help me pay for my classes and books. I am a college graduate, with a Bachelor in Finance from California State University of Northridge. I have been working as the Director of Finance at the Hoiday Inn Santa Monica where I was working as a parking attendant, while I was going to school for this degree. After graduating, I was able to take a job inside the hotel, and quickly moved my way to my current position as Director of Finance. I have taken a small break from school during this initial period of the new job, but have found a new drive to improve my skills even further. I am currently enrolled in Santa Monica College, in Psychology, Sociology, and Japanese.

I am a good candite for this loan because I have managed to keep my credit in good standing, and have a great job with excellent pay. Normally I wouldn't be applying for this loan, except that I am trying to make sure that I dont use too much revolving credit, but focus on getting more stable installment loans, as well as I am a little tight in funds due to the timing of bills since I have just re-enrolled in school.

Monthly net income: $ 2,800

Monthly expenses: $ 2,265
??Housing: $ 900
??Insurance:?I have a?motorcycle and have paid the insurance in advanced for a year.
??Car expenses:?No car payment
??Utilities: $ 150
??Phone, cable, internet:?$40 -?Employer pays for?Phone service
??Food, entertainment: $ 300
??Clothing, household expenses $?100
??Credit cards and other loans: $?675
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442089
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$82.08

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1996	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	24	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,449	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$1-$24,999
Delinquencies in last 7y:	18	Homeownership:	No
Inquiries last 6m:	0
Screen name:	FestPromoter	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a high interest loan
I will be using this loan to pay off a loan for which I have a 28.99% APR.? I haven't missed any payments on the loan in over 3 years.? I want to see how much I can lower this APR by getting?a loan through Prosper.? My fiance and I are trying to save up money for a down payment on a home.

I make $1600/month as a customer service representative for GSI Commerce, Inc.? I live in Wisconsin where there is a very low cost of living.? My monthly bills are as follows:

Rent: 325
Utilities: 40
Phone: 70
Insurance: 185
Loan: 250 (This is the I will be paying off with this Prosper loan)

You can see I will have no problem making my loan payments.? Thank you to everyone who helps!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442095
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,665.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$132.61

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	19.94%
Lender servicing fee:	1.00%	Estimated return:	-2.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1997	Debt/Income ratio:	7%
Credit score:	620-639 (Jan-2010)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$772	Occupation:	Analyst
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	51%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	2
Screen name:	mmaverick	Borrower's state:	Arizona	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	8 ( 100% )	620-639 (Latest)
Principal borrowed:	$4,300.00	< mo. late:	0 ( 0% )	520-539 (Jul-2008) 520-539 (May-2008) 520-539 (Apr-2008) 520-539 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Lender and previous borrower
Loan will be used for the following
-To Pay off My Arizona Federal Credit Union Visa -17.99%apr? $1500
-To Pay off My Fingerhut.com account ? 24.9% APR $350
-To Pay the balance of My Fianc??s college tuition and books not covered by financial aid $1455
-To Pay my Auto insurance in 1 Payment $360

I work a full time job where I have been for almost 6 years. I am a responsible father of two girls. I have already repaid 2 loans here. I am also a group leader and lender.

Monthly gross income: $2381 per month
My approx living expenses: $1681 Per Month
Rent:????? $586
Utilities: $150
Cell:?????? $135
Food:???? $600
Gas:?????? $50
Insurance: $80
Credit:??? $60-180

To the lenders: I will answer questions publicly. Please feel free to ask any questions! I appreciate your time and your bids, Thank you!

Early Pay off: I will pay off in approx 4-15 months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442097
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.70%	Starting borrower rate/APR:	23.70% / 25.99%	Starting monthly payment:	$97.69

Auction yield range:	8.06% - 22.70%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1991	Debt/Income ratio:	151%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	9y 6m
Amount delinquent:	$0	Revolving credit balance:	$61,542	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sincere-peace5	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay of credit account
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442103
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1996	Debt/Income ratio:	19%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	36	Length of status:	9y 8m
Amount delinquent:	$7,786	Revolving credit balance:	$0	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	27	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Cpay2Me	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	18 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,500.00	< mo. late:	0 ( 0% )	600-619 (May-2008) 580-599 (Jan-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Investing in Real Estate
Purpose of loan:
This loan will be used to prepare 5 Investment Properties to Sale.

My financial situation:
I am a good candidate for this loan because I paid my last Prosper loan was never?late, paid?in full in 18?payments not 36 and less than 2 years. Up front I want you?to know that my rating is decieving.? For example you'll notice that I'm no longer a slave to credit cards so before you invest with me please feel free to request more information regarding any part of my history. You may have also noticed that my credit score continues to rise and not decrease which shows responsibility.?I am already pre-qualified to receive closing funds for each home through a qualified?Investment firm. Again, I need this loan with Prosper to prepare the homes for resale?stagging by turning on electricity/water and assisting?my Joint Venture partner?with earnest monies.?

Thank you for your future support.

Monthly net income: $ 5300

Monthly expenses: $ 3884

Housing: $ 2159
Insurance: $ 215
Car expenses/Loan/Gas: $ 550
Utilities: $ 235
Phone, cable, internet: $ 150
Food, entertainment: $ 375
Credit cards and other loans: $ 125
other expenses: $ 175

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442107
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2000	Debt/Income ratio:	24%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$22,594	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	3
Screen name:	NearSanFcoCA	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation
Purpose of loan:
This loan will be used to consolidate my debtd

My financial situation:
I am a good candidate for this loan because me and my husband?make 5000/month after taxes.

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $?550
??Insurance: $?100
??Car expenses: $ 0.00
??Utilities: $?75
??Phone, cable, internet: $ 75
??Food, entertainment: $ 350
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442117
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1996	Debt/Income ratio:	32%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	25	Length of status:	5y 4m
Amount delinquent:	$1,982	Revolving credit balance:	$828	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	5
Screen name:	NCSues	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest loan
Purpose of loan:
This loan will be used to pay off a high interest?loan. On 3/10/07, I agreed to?accept a $5,000 loan with Cash?Call with an interest rate of 59.95%. I needed?the money to pay for college. I incorrectly thought I would qualify for a Pell Grant &?quickly pay back Cash Call. I have been making payments in the amount of $254.03 since 4/1/07. As of today (1/11/10), my?payoff amount is $5,242.88. With your help, I can pay off Cash Call & begin making reasonable loan payments. I have learned a valuable lesson!

My financial situation:
I am a good candidate for this loan because I have graduated from college & have a steady income. ?

Monthly net income: $ 3500

Monthly expenses: $?1860
??Housing: $ 505
??Insurance: $?70
??Car expenses: $?605
??Utilities: $ 90?
??Phone, cable, internet: $ 150
??Food, entertainment: $ 50?
??Clothing, household expenses $ 40?
??Credit cards and other loans: $ 350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442119
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1987	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	8 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	22	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$13,423	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	adaptable-dollar5	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Using to pay off 6 credit accounts
Purpose of loan:
This loan will be used to pay off 6 credit accounts that I currently have.

My financial situation:
I am a good candidate for this loan because I do have a steady monthly income.? As seen in my profile,I always pay my debts and do so on time.? My credit lines were maxed out after having to have 2 back surgeries that left me unable to work.? I had no income for almost a year as I awaited approval for my retirement on disability pay from the State (as I was a teacher for over 15 years).? I was approved and now have a steady income each month.? I have been trying to pay down my bills since my income started coming in regularly.

Monthly net income: $ 2425.45

Monthly expenses: $ ? 2039 ?
??Housing: $ 0
??Insurance: $ 129
??Car expenses: $ 100
??Utilities: $ 50
??Phone, cable, internet: $ 0
??Food, entertainment: $ 380
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1120
??Other expenses: $ 260 (Medicines)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442121
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	8.06%	Starting borrower rate/APR:	9.06% / 12.60%	Starting monthly payment:	$31.83

Auction yield range:	8.06% - 8.06%	Estimated loss impact:	6.66%
Lender servicing fee:	1.00%	Estimated return:	1.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-2008	Debt/Income ratio:	1%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$904	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	principal-radio	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Part time MBA Tuition Fee
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442125
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	13y 3m
Amount delinquent:	$0	Revolving credit balance:	$23,108	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	77%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	2
Screen name:	pjpaint	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory
Purpose of loan:
This loan will be used to purchase inventory.? The product is sold and requires delivery by april 1st..
Product is sold to large distributers and will not be paid for until October 1st.

My financial situation:
This is simply a short term swing loan to cover the cost of inventory for the increase of business.
We have been in business for 14 years and are growing rapidly.? We will have an increase of 70% over last year.????

Monthly net income: $
My monthly net income is $8500.00

Monthly expenses: $
??Housing: $?0? Paind in full????
??Insurance: $ 1500.00
??Car expenses: $ 0? own all vehicles
??Utilities: $ 300
??Phone, cable, internet: $ 250
??Food, entertainment: $ 500
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 3500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442129
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	11.06% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2002	Debt/Income ratio:	40%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$16,752	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sunny-cash	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating my credit cards
Purpose of loan:
This loan will be used to consolidate a few credit cards. The interest rates on my credit cards have gone up, and it is very difficult to reach my goal of becoming debt-free when I have a 29.99% interest rate dragging me down. I have attempted to get a loan through my bank, Chase, and a couple of other local banks/credit unions. Each bank has told me that I am not eligible due to high balances on my credit cards...even though the point of the loan is to consolidate debt.

My financial situation:
I am a good candidate for this loan because I am extremely determined at becoming debt free, and I have a great job in a very good market. Having credit card debt is stressful because the monthly payments vary from month to month, and apparently the interest rates can go up easily. I have tried to deal with my credit companies with the interest rates, but they are not very attentive to my needs. Having a fixed rate and knowing exactly what my monthly payments would be will be a weight off of my back.

I'm a software engineer at a great company in Carmel, IN. Besides one rough quarter, I always make my payments on time and in full. I had an issue with my car lender about 13 months ago, and they filed a 30-day late notice on my credit. My credit score dropped over 60 points that month, and I've been slowly working my way back up to a score of at least 710. I am shocked that Prosper has my credit score as 650, because I check my score monthly through www.freecreditreport.com and it shows me as having a 696 with all green lights.

I look forward to working with all of you, and I thank each and every one of you greatly! Please feel free to contact me with questions about why I'm in debt and what my plans are to become debt free. I am not proud about being in debt, but I'm not ashamed to share my lessons and stories. Thanks in advance! Below are my approximate monthly expenses all laid out.

Monthly net income: Approximately $3,000.00

Monthly expenses: Approximately...
??Housing/Car: $1,000
??Phone, cable, internet: $200
??Food, entertainment: $600
??Clothing, household expenses $50
??Credit cards and other loans: $1,100
Thanks Again, -Matt
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442131
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$117.09

Auction yield range:	4.06% - 11.50%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1993	Debt/Income ratio:	16%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	11y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,830	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Red4Golf	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 92% )	740-759 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	1 ( 8% )	740-759 (Dec-2009) 740-759 (Nov-2009) 700-719 (Aug-2009) 640-659 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying off debt
Purpose of loan:
This loan will be used to?
Pay off final revolving debt leaving only 1 loan remaining before becomming totally debt free.
My financial situation:
I am a good candidate for this loan because?
I have a decent cash reserve from my recent deployment to Iraq. I have the knowledge and experiance managing people and millions of dollars worth of equipment and the drive to do what it takes to stay in the black.

Monthly net income: $
$5000.00

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 100
??Utilities: $ 75?
??Phone, cable, internet: $ 75
??Food, entertainment: $ 200
??Clothing, household expenses $ 100?
??Credit cards and other loans: $ 100

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442143
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	6.01%	Starting borrower rate/APR:	7.01% / 9.08%	Starting monthly payment:	$216.17

Auction yield range:	4.06% - 6.01%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	3.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1998	Debt/Income ratio:	43%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$48,055	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cash-historian	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Citi
Purpose of loan:
This loan will be used to? pay off my credit card, and a few of the medical bills.

My financial situation:
I am a good candidate for this loan because?I pay all of my bills on time, and am trying to pay off all credit! I had been paying down my credit until I got pregnant last year. I had a very rough pregnancy requiring home health care to set up a pack I wore 24 hours a day until I was 7 months pregnant. It was antinausea medication zofran. I was unable to work since I was?so sick, I would go in, be sick in our Lab or bathroom and have to go home. I didn't get on short term dissability, I just ran out my vacation time then had no pay days. I thought my delivery should be smooth after that, but no. I went? 9 days past my due date, and had to be induced. I had 38 hours of labor, three failed epidural, then C-section. A week later I got an infection and was put back into a different hospital.?My open incision did not heal closed until my son was?3 months old.?I do have insurance, but am paying 2 hospitals,?and multiple doctors, and home health bills. When I was pregnant most all of our cash was going to bills and we were charging gas and groceries. It adds up very quickly! Since I have gone back to work we have not charged anything and are determined to get everything paid off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442147
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$315.68

Auction yield range:	3.06% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1998	Debt/Income ratio:	24%
Credit score:	820-839 (Jan-2010)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,962	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	note-ladybug8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Investment
Purpose of loan:
I am a home health physical therapist who has the opportunity to?own a?percentage of a new branch of the company I work for. I will use the?$10,000?loan, along with $15,000 of my own money to buy 15% of this new branch. This company is an established business in two other cities and has done very well in a short period of time.

My financial situation:
I am a good candidate for this loan because I am now a salaried employee and will have no problem making the monthly payment. I will be getting a company car and plan to sell my existing vehicle, freeing up more money to make payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442149
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.05%	Starting borrower rate/APR:	15.05% / 17.22%	Starting monthly payment:	$208.14

Auction yield range:	6.06% - 13.05%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1994	Debt/Income ratio:	28%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$9,705	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	goldarella	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card debt
Purpose of loan:
This loan will be used to pay off some credit cards with higher interest rates.? I am just looking to consolidate all my debt into one payment.

My financial situation:
I am a good candidate for this loan because I have a solid work history.? I have worked for only 2 companies in the last 10 years, and have been promoted multiple times.? I have a solid credit history and always pay bills on time.??Upon reviewing my credit history you will see that we have a home that we have always paid the mortgage on, and on time.? I can assure the lender that?I?am not in any credit danger, but just looking to consolidate debt, and obtain lower interest rates.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442151
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$866.63

Auction yield range:	11.06% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1991	Debt/Income ratio:	17%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,111	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	headhunter69	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start up Capital for Search Firm
Purpose of loan:
This loan will be used to seed a start up executive search firm. I am an experienced recruiter with an established book of business in the senior housing and skilled nursing industries. I am ready to go out on my own and need capital to support the business for three months until cash comes in.

My financial situation:
I am a good candidate for this loan because I have excellent credit and I am continuing in the same professional vertical that I am currently working in. For 2008 and 2008, the division I am leading has billed over 600k in revenue and these relationships will come with me when I go out on my own. I have a business plan to share if you need further information.

Objectives

1. To penetrate the direct hire share of the senior housing and long term care markets. Within the next twelve months it is the objective of the company to expand current relationships with the top ten long term care providers in the United States. This will grow to fifteen in the second year and twenty in the third year.

2. To substantially increase profitability. We will encourage companies to use our firm for their direct hire needs by providing niche experience and a vast network of senior care industry relationships. This will allow for high-end service at lower cost to our clients. This pricing will insure a minimum of $200,000 pre-tax profits during the first year.

3. To improve the administrative and financial machinery of the operation. This will allow a reduction in the owners involvement in simple administrative tasks from 50% of his time to
20%, thereby allowing him more time for sales and marketing tasks.

4. To establish, by year two, a territory model supported by 15 account executives that will effectively cover the United States enabling our recruiters to effectively source passive candidates and build solid client relationships.

Mission

H. Hunter and Associates is in the business of changing peoples lives. The company is dedicated to meeting the ambition of its clients and candidates by matching the best talent to the best opportunities. Committed to the highest standards of professionalism and work ethic, H.
Hunter and Associates strives to provide the best service in the executive search industry.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442153
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	21.95%	Starting borrower rate/APR:	22.95% / 25.23%	Starting monthly payment:	$309.47

Auction yield range:	8.06% - 21.95%	Estimated loss impact:	7.52%
Lender servicing fee:	1.00%	Estimated return:	14.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1993	Debt/Income ratio:	15%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	7y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,270	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	refresher7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off My Credit Cards
Purpose of loan:This loan will be used to pay off high interest credit cards.? Over time I will pay much more for the credit I have used, unless I get a loan at a lower rate.My financial situation:I am a good candidate for this loan, because I have not been late on any of my bills.? I already pay far more than the minimum payment each month.? I want to pay this debt (at a lower rate), so I can begin saving & begin to be on the plus side.? I want to claim financial responsibility.? I am a homeowner with my boyfriend.? We are both responsible for the mortgage.

Please fund my loan & I assure you that I will not default. I take repayment of this loan very seriously.

Thank you ~
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442159
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	10 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	economy-hero7	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Citi Card
Purpose of loan:
This loan will be used to? pay off Citi Card high interest.

My financial situation:
I am a good candidate for this loan because?Never paid a bill over 30 days late in my entire life.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442165
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.01%	Starting borrower rate/APR:	11.01% / 13.13%	Starting monthly payment:	$392.92

Auction yield range:	4.06% - 10.01%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1996	Debt/Income ratio:	13%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$53,271	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ktvm	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate revolving debt

I want to change some of my revolving credit card debt to an installment loan, which will boost my credit score.? Once? my credit score is back up higher, I will refinance a rental property, and pay off all the credit card balances with cash from the refinance (refinance should cash out approximately $23,000)

The reason for the high credit card usage was that in the past 6 months, I had just purchased a fourth rental property in May of 2009, was repairing that one when two of my other three rental properties went vacant, had to be cleaned, and repaired, and re-rented.? The last vacant one was leased on December 1st.? The stock market may have crashed in Oct of 08, but my rental market didn't suffer until this past summer when unemployment affected the tenants.? One vacancy was due to job losses, the second one was due to a couple splitting up. The newest property needed around $50,000 in repairs.?? These properties have been leased to new tenants with strong current income and savings.?? So I don't expect any issues with any of the properties for the next 6 months.? So the $50k in repairs, plus about $15k in vacancy losses and repairs in the other two properties put me into larger credit card debt than I had anticipated.

Monthly income
$11,472 gross W-2 income in 2009, expect roughly the same in 2010
?$5,240 rental income (2000 800 1400 1040)
$16,712 total monthly gross income

Monthly Expenses
income taxes: $3410
own home mortgage PITI: $1535
mortgage expenses PITI for rental properties (2785 1132 1201 651): $5769 rental vacancy allowance (25% of rents): $1355
rental reserves, including maintenance: $945
Citi card payment: $750
Chase payment:? $190
Discover: $145
Capital One Payment: $120
Other expenses $770

Total expenses : $14989

Leaves at least $1,723 cashflow for other luxury uses or paying down debt.

2009 W2 income of $137,665 and $40,929 paid in income taxes

Assets
Own home ($160,000 value, $109,826 loan, $50,174 equity)
Rental 1 ($340,000 value, $303,345 loan, $36,665 equity)
Rental 2 ($120,000 value,? $90,893 loan, $29,107 equity)
Rental 3 ($156,000 value, $127,193 loan, $28,807 equity)
Rental 4 ($163,000 value,? $79,535 loan, $83,465 equity)

Total $228,217 in real estate equity at todays real estate prices.? Some of these properties had been worth around $190,000 back a few years ago, but I am providing current market values.

I have $89,059 in a 401k,? $7,325k in a ROTH IRA, and $6,994 in a Health Saving Account.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442169
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,466.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$790.09

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1982	Debt/Income ratio:	15%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	73	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$35,186	Occupation:	Doctor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	morgabe	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 75% )	700-719 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	5 ( 25% )	720-739 (Mar-2008)
Principal balance:	$7,487.35	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Debt Consolidation
Purpose of loan:This loan will be used to? pay down debt
My financial situation:I am a good candidate for this loan because?I have never been late since my Chapter 7 discharge five years ago.??

I was able to get a few credit cards to help re-build credit, but they have high rates of interest.? I?want to pay them off and my first Prosper loan.????

Last time, Prosper showed over 90 lines of credit, though only 11 utilized.?? Many were very old that had never rolled off, even though paid off for a long time.? This time, approximately 70 lines of credit are showing, which tells me over 20 have rolled off.? The same thing is still true ? they are old accounts that have zero balances and haven?t been used in years and they are closed.?

My credit card utilization looks like it has almost doubled, but this isn't?correct as I am?careful not to let cards get?close to the maximum.??My only new account in the past two years is my Prosper account and that shows in my increase from 11 active accounts to 12.? I have never been 30 days late on Prosper.?

My delinquencies are the same ? four in the past seven years and they correlate to my bankruptcy.???? The five recent inquiries are there because we tried to refinance our home with the low rates.? Please note we don?t have to refinance our home as we are in no danger of losing it, but after our bankruptcy we were able to get out of an adjustable loan and into a 30-year fixed.? The rate is high, but we took the loan at that time because we felt it was very important to get into a fixed rate/payment and then refinance when our credit improved and we could get a lower rate.?

Unfortunately, now that we are in that position, the housing market has gotten stricter and we may have to wait a bit longer to refinance.? I?ve been in this house payment for the last three years without any problem ? even when I took my first Prosper loan.

This brings me to the biggest issue I am seeing on my new loan request: a rating of HR when two years ago my rating was an A.? Why the huge drop?? I truly wish I knew.? I?ve spent hours looking at everything to see why the drop and I can?t come up with anything.? However, I can assure all prospective lenders that I can repay a second Prosper loan with the same responsibility with which I am paying the first loan.???? ?I

In these economic times, traditional lenders?take less chances.? I am hoping Prosper lenders?will bid on me again.?

Thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442175
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1999	Debt/Income ratio:	25%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$2,066	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	82%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	invincible-return5	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a New car for our family
Purpose of loan:
This loan will be used to? purchase a Single Owner 03' Honda Accord EX with 60k miles. The car is in excellent condition and we have the CarFax and Service records confirmed for this car. We can provide the VIN# if necessary for confirmation of this car history. I am expecting and my husband and I are looking for a car with a little less mileage then my current car.

My financial situation:
I am a good candidate for this loan because? If my credit report is reviewed I have a solid history of paying off my debts properly and within the agreed upon terms. My debt to income ratio currently should be good I am finishing payment of a Medical bill with a remaining balance of $100 dollars and a credit card payment that I pay monthly. If you review my credit report there is a collections mark for around $1300 dollars for a due medical bill the situation involving this can be explained in 2007 I received notification of this debt and I did contact the collector and then the hospital who turned over this debt. I was advised by the hospital that the debt was waived and the debt was later re-opened at a later date and we were not notified. This was discovered on a recent credit report we ran and I am currently working with the collection agency in question to set-up payment steps to honor this debt owed. If you review my records it shows a history of me honoring my debts and paying them properly the situation and I will do the same with this loan if approved.

Monthly net income: $ 1500 * I can provide proper pay information to confirm this and I can also provide company documentation of the $4.00 dollar hourly pay raise I receive next week when I assume a new position within Harbin Clinics.

Monthly expenses: $ 510
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 100
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 160
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442179
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$212.26

Auction yield range:	17.06% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-2004	Debt/Income ratio:	19%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	9 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$142	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	8
Screen name:	competent-currency	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Young Professional Seeking Loan
Purpose of loan:
I will be using this loan to pay off some of the debt I have and also make a decent dent in my car loan.?
My financial situation:
I am making a steady income and have the utmost of job security as I have the highest tenure of anyone at my current position.? Should be promoted also within the next year.

Monthly net income: $
2,540
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 100
??Car expenses: $ 50
??Utilities: $ 0
??Phone, cable, internet: $ 85
??Food, entertainment: $ 200
??Clothing, household expenses $ 50?
??Credit cards and other loans: $ 450
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442181
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$645.34

Auction yield range:	8.06% - 9.00%	Estimated loss impact:	8.68%
Lender servicing fee:	1.00%	Estimated return:	0.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1997	Debt/Income ratio:	24%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$19,304	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	cash-chairman6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Debt Consolidation
Purpose of loan:
To pay off credit cards and get the debt consolidated into one monthly payment.?

My financial situation:
I am a good candidate for this loan because? I have paid all my bills on time, and am wanting to pay off the green monster known as Credit cards... By consolidating them into one monthly payment it will allow me to pay down the balance faster.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442183
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$207.90

Auction yield range:	11.06% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1985	Debt/Income ratio:	49%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Retired
Now delinquent:	0	Total credit lines:	21	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$1,082	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	50%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Leftoverature	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	700-719 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-699 (Jul-2009) 620-639 (Apr-2008)
Principal balance:	$2,304.10	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Paying off debt so I can move out
Purpose of loan:
This loan will be used to?consolidate and pay off debts so I can move out and stop living with my parents due to health issues.

My financial situation:
I am a good candidate for this loan because? I have guaranteed monthly income through Social Security disability benefits. I have been having health issues that put me further in debt and would like to consolidate all these bills into one monthly payment so I can budget better and afford to finally move out from living with my elderly parents.

net income: $ 1550

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 60
??Car expenses: $ 291
??Utilities: $ 0
??Phone, cable, internet: $ 65
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442187
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.58%	Starting borrower rate/APR:	26.58% / 28.91%	Starting monthly payment:	$609.00

Auction yield range:	8.06% - 25.58%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1995	Debt/Income ratio:	13%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$2,939	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	57%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Mdbruh38	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 85% )	760-779 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	2 ( 15% )	680-699 (Jul-2008) 640-659 (Sep-2007) 620-639 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
RE Investor Needs Your Help
Purpose of loan:
I will use the money?for a downpayment on an investment property of $189,500. I need 20% downpayment on the property. The property will generate net operating income of $825.00 per month after expenses.

My financial situation:
The income that will be generated from the property including my personal income will be more than enough to allow me to make loan payments. I have a?good credit history. I had a previous Prosper loan and paid it off early.?

Thank you very much for taking the time to consider my? loan request.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442191
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$219.94

Auction yield range:	14.06% - 18.00%	Estimated loss impact:	14.79%
Lender servicing fee:	1.00%	Estimated return:	3.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	11y 9m
Amount delinquent:	$0	Revolving credit balance:	$20,590	Occupation:	Tradesman - Carpent...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	five-star-fairness	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my car loan.

My financial situation:
I am a good candidate for this loan because I'm never late with payments.?

Monthly net income: $ 5500

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 150
??Car expenses: $?324
??Utilities: $100
??Phone, cable, internet: $ 100
Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442193
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1987	Debt/Income ratio:	19%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	54	Length of status:	22y 2m
Amount delinquent:	$0	Revolving credit balance:	$16,413	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	contract-superstar9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF SOME LOANS
Purpose of loan:
This loan will be used to? pay off some small loans which bill me biweekly.? I don't need this loan for very long a 6 to 12 month period is enough I know that if I pay off these loans I will have the money biweekly to pay off this loan which I am requesting.????

My financial situation:
I am a good candidate for this loan because? I make my current payments.

Monthly net income: $ 4000.00

Monthly expenses: $
??Housing: $ 1603
??Insurance: $ 140
??Car expenses: $?200
??Utilities: $ 200
??Phone, cable, internet: $ 60
??Food, entertainment: $ 200
??Clothing, household expenses $?
??Credit cards and other loans: $?1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442195
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1998	Debt/Income ratio:	4%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$899	Occupation:	Car Dealer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	74%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	1
Screen name:	transparency-tranquility	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF CREDIT
Purpose of loan:
This loan will be used to?pay off 2 credit cards and get my sons class ring and prom taken care of?

My financial situation:
I am a good candidate for this loan because? i am trying to rebuild my credit and would like someone to give me that opportunity.

Monthly net income: $ 5200.00

Monthly expenses: $
??Housing: $ 690.00
??Insurance: $ 50.00
??Car expenses: $ 140.00
??Utilities: $?250.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $?160.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442199
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,100.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.17%	Starting borrower rate/APR:	6.17% / 6.51%	Starting monthly payment:	$33.55

Auction yield range:	3.06% - 5.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	4.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Apr-1977	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	37y 6m
Amount delinquent:	$0	Revolving credit balance:	$14,093	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	money-youngster	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping with auto expense
Purpose of loan:
This loan will be used to? have car repairs done for my dad.? I lowered my loan request?so that I can help my dad.? I am requesting this because my dad is a retired widower and needs his car to be repaired.?

My financial situation:
I am a good candidate for this loan because? I have a long tenure with the same company.? Take my commitments seriously.? You will not be disappointed in deciding to fund this loan.? The loan is to be paid every month. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442203
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.50%	Starting borrower rate/APR:	21.50% / 23.76%	Starting monthly payment:	$284.49

Auction yield range:	17.06% - 20.50%	Estimated loss impact:	19.16%
Lender servicing fee:	1.00%	Estimated return:	1.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-2004	Debt/Income ratio:	30%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,066	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	desbynac	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	640-659 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	620-639 (Jun-2008)
Principal balance:	$3,596.49	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
pay off loan fund my business
WHEN THINGS STARTED GETING BAD IN? MICHIGAN I GOT A LOAN FROM PROSPER AND INVESTED IN USED CARS.A YEAR LATER I'M GLAD I DID IT. I PAID HALF OF THE LOAN, BOUGHT A FORECLOSURE HOUSE, AND SHIPPING CARS TO AFRICA.
My financial situation:
FINANCIALY I'M BETTER THAN A YEAR AGO.I'M SAVING MONEY IN RENT $488 . SHIPPING USED CARS TO AFRICA IS MY LATEST PROJECT AND SO THE RETURNS ARE NOT BAD AT ALL:BUT I GONNA NEED LITTLE MORE FUNDS THAN MY PERSONAL SAVING. THESE SAVINGS ARE A SORT OFF INSURANCE AND I DON'T REALLY WANT TO DIG IN IT.
Monthly net income: $ 1800

Monthly expenses: $?

??Insurance: $?65
??Car expenses: $ 100
??Utilities: $ 55
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??$223 PROSPER LOAN
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442205
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$542.29

Auction yield range:	14.06% - 17.00%	Estimated loss impact:	14.75%
Lender servicing fee:	1.00%	Estimated return:	2.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1982	Debt/Income ratio:	43%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	11 / 10	Employment status:	Retired
Now delinquent:	0	Total credit lines:	37	Length of status:	12y 6m
Amount delinquent:	$0	Revolving credit balance:	$26,865	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	relief99	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off my larger and high interest credit cards.

My financial situation:
I am a good candidate for this loan because? I have never not paid anyone their full credit card payment in full.? Further more, I always pay many times the minimum amount requested each month.? I have further income from my farm, and gas well royalties, but that amount varies each month.? Will provide income tax records if necessary.

Monthly net income: $ 2,877.54 (actually received from pension) + $ 1,815.00 (actually received from Social Security) = $3,682.54 monthly +
varying amounts from my farm and gas royalties.?

Monthly expenses: $
??Housing: $ 940.00
??Insurance: $ 233.30?
??Car expenses: $ 120.00
??Utilities: $ 102.00?
??Phone, cable, internet: $ 125.00?
??Food, entertainment: $?130.00?
??Clothing, household expenses $35.00
??Credit cards and other loans: $ 850.00
??Other expenses: $?35.00?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442207
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-2000	Debt/Income ratio:	28%
Credit score:	620-639 (Jan-2010)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,538	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Homeownership:	No
Inquiries last 6m:	0
Screen name:	nicoleshannon73	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	620-639 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-639 (Aug-2009) 620-639 (Sep-2008) 640-659 (Nov-2007)
Principal balance:	$1,874.00	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Need a New Car
Purpose of loan: My car I have now is on its last leg and I really could use this loan to get a reliable car. I am going to trade my old car and purchase a good, reliable car.
?

My financial situation: I work fulltime as a nurse and have security at my job. I already have a loan with prosper which will be paid off by the end of this year and I have NEVER been late on a payment!! Please help me out and you wont be sorry:)? I have been paying off cards from my ex husband and I am getting those down to the last bit, thats why my score dropped. I didnt know he applied for these cards and with him not paying the debts, I had to.
Monthly net income: $ 2800

Monthly expenses: $
??Housing: $?250.00 My fiance and I split the mortgage
??Insurance: $ 60.00
??Car expenses: $ 200.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 60.00
??Food, entertainment: $ 30.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 188.38
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442209
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$437.43

Auction yield range:	11.06% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1990	Debt/Income ratio:	58%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	7y 9m
Amount delinquent:	$0	Revolving credit balance:	$145,302	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	revenue-fertilizer5	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Paying off credit cards"
Purpose of loan:
This loan will be used to? pay down credit card debt

My financial situation:
I am a good candidate for this loan because? I am currently earning over $100,000 a year and already pay a tremendous amount in minimum payments to credit cards.

Monthly net income: $ 6,000

Monthly expenses: $
??Housing: $ 2,700
??Insurance: $ 177.00
??Car expenses:?823.00
??Utilities: $ 250.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 3,000
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442211
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.06%	Starting borrower rate/APR:	12.06% / 14.19%	Starting monthly payment:	$831.07

Auction yield range:	11.06% - 11.06%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-2002	Debt/Income ratio:	88%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	21 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	9y 5m
Amount delinquent:	$0	Revolving credit balance:	$80,826	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	MrMavro	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
This loan will be used to Pay down personal Debts.. I have an unsecured 50,000 dollar line of credit with a bank that they are charging me a ridiculous rate, of 15%, I am paying this down as quick as possible with all of my other bills as well.. I have no collections, I never miss payments, and am very credit-worthy, the only issues I ever have with credit is that I owe more than I supposedly make, I always manage to make all my payments and I always will.. Im looking for some help here on prosper so I can save some of my hard earned money instead of throwing it away to the banks.

I work with my family, in our family business's and have been working here for the last ten years.. acting as vice president for the last 5 years. My income is more than enough to pay back prosper lenders.. and i have an impeccable payment history. I'm also trying this out so I can get away from traditional bank financing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442213
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$580.65

Auction yield range:	17.06% - 22.00%	Estimated loss impact:	19.25%
Lender servicing fee:	1.00%	Estimated return:	2.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	14 / 14	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	10y 2m
Amount delinquent:	$0	Revolving credit balance:	$10,156	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	mike966	Borrower's state:	California	Borrower's group:	Rising Stars Entertainment Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	24 ( 71% )	720-739 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	10 ( 29% )	580-599 (Jan-2008) 720-739 (Jun-2006) 760-779 (Jun-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
Zero Debt in 36-48 months!!!
Purpose of loan:
This loan will be used to pay off high interest revolving credit card debt.

My Prosper History:
This is my second time getting a Prosper loan.? I was one of the original Prosper Borrowers and can happily report...I worked with Prosper as they ironed out their early business model flaws and I paid-off that $10,000 loan as scheduled. This time I am back for simpler reasons.? I'm looking to speed up my repayment on High Interest credit card debt that I have carried for far too long.

My Financial Situation:
I work more than full time.? As with my first Prosper loan, I am still a full time Stock Trader, and have added a new summer job as well, working six months a year managing a crew of marketing representatives from April to September.? Recently, I depleted my savings to pay down over $10,000 of my credit card debt and am now looking to consolidate the remainder through Prosper to lower the interest rate on the overall debt. (Some of my cards have been increased to 27% interest rates without me ever having any 30-day lates!)

I can also add that the Car Payment listed don my credit profile is for a vehicle that I financed for my brother two years ago. He has no credit and I chose to finance the car for him. So, I do receive about $600 per month from him to make the car payment. I have had a solid earnings history for the last 10 years.?

Monthly net income: $4,900

Monthly expenses: $ 3,910
??Housing: $ 1,500
??Insurance: $ 160
??Car expenses: $ 600
??Utilities: $ 100
??Phone, cable, internet: $ 200
??Food, entertainment: $ 500
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 700

I want to thank you for the opportunity to be debt free within the next three years. My first loan with Prosper was a great experience and I look forward to the day when I can begin to be a Lender here where I will be able to profit from helping others who have dug similar financial holes that I am too familiar with.

Thank you in advance,

Mike
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442217
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	36.00% / 38.47%	Starting monthly payment:	$114.51

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1992	Debt/Income ratio:	15%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	58	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$11,279	Occupation:	Sales - Retail
Public records last 12m / 10y:	1/ 2	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	7
Screen name:	unbeatable-commitment4	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Money to pay off Holiday Bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442223
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$178.92

Auction yield range:	6.06% - 24.00%	Estimated loss impact:	5.43%
Lender servicing fee:	1.00%	Estimated return:	18.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1993	Debt/Income ratio:	48%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$14,965	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	DnMand4boys	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	740-759 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	700-719 (Jul-2008)
Principal balance:	$1,793.92	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
son needs braces
Purpose of loan:
This loan will be used to? for my sons braces and to pay off first loan.I work as a middle school Administrative assistant and only get paid 11 months out of the year. My husbands?company has recently sold and?his pay structure has changed because of it. We recently bought a new home and?are a little tight for the house payment and some bills. We are hard workers and try to pick up extra work when ever possible and will pay back the?loan asap.

My financial situation:
I am a good candidate for this loan because?My husband also bartends at 2 different locations?in his spare time and picks up extra work when ever possible. We?pride ourselves on? paying all bills on time and pay a little extra when ever possible.

Monthly net income: $ 4600

Monthly expenses: $
??Housing: $ 2300
??Insurance: $ 160
??Car expenses: $ 100
??Utilities: $ 260
??Phone, cable, internet: $ 150
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 750
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442229
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	30.90%	Starting borrower rate/APR:	31.90% / 34.31%	Starting monthly payment:	$434.99

Auction yield range:	17.06% - 30.90%	Estimated loss impact:	26.81%
Lender servicing fee:	1.00%	Estimated return:	4.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-2002	Debt/Income ratio:	49%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$1,956	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	p2ploan-tapestry	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting in new windows/debt payoff
Purpose of loan: This loan will be used to put in new windows. I am a first-time home buyer and bought a foreclosure single family home. I?have been working hard to upgrade & remodel my home for my family on the funds?I had available. I have come to a crossroads with the windows.?I am unable to get approved by the banks and am hoping this option is available to my family and I.?I will also be?consolidating debt with any extra funds available.

My financial situation: I am a good candidate for this loan because I will help promote this new type of loan. ?The backlash I got from the banks you are my last stop and with your help I will be able keep my family insolated and catch up on my debts and stay on track for the New Year. My New Year?s resolution is to budget efficiently. I hope your company will give me a chance to make my goal a success.

Monthly net income: $ 3200.00

Monthly expenses: $ 3520.00
??Housing: $ 800.00
??Insurance: $ 175.00
??Car expenses: $ 360.00
??Utilities: $ 50.00
??Phone, cable, internet: $ 40.00
??Food, entertainment: $?70.00
??Clothing, household expenses $ 25.00
??Credit cards and other loans: $ 2,000.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442231
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.58%	Starting borrower rate/APR:	26.58% / 28.91%	Starting monthly payment:	$1,015.01

Auction yield range:	8.06% - 25.58%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1987	Debt/Income ratio:	18%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$39,612	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	kinetic-finance4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest cc
Purpose of loan:

I had a one-time legal expense that I have charged to my credit cards related to the recovery of my son who was kidnapped in 2001.? The case has conluded, and all legal fees have been paid.? Over the past 12 months, I have reduced the balance carried on my credit cards from just over $60,000 to $38,000 using "operating cash flow" from my salary.I have the financial means to pay off these cards by August, 2010, but would like to lock in a competitive interest rate on $25K of the outstanding $38K balance over a 36 month period.

My financial situation:
I have an outstanding credit history.? I make a salary of $175,000 as a senior executive of a software firm and my wife makes $80,000 as?an Advanced Nurse Practitoner.? Most of our investments are tied up in 401Ks and 529 plans (that we do not wish to touch to pay off this debt). Outside of the credit card debt used to finance the recovery of my son, we have a mortgage (one of the few that is not "underwater" in the US) and two car notes.? We do not "need" this loan to payoff our credit card debts - however - we would like to lock in a fixed interest rate.

My financial situation:
I have an outstanding credit history.? I make a salary of $175,000 as a senior executive of a software firm and my wife makes $80,000 as?an Advanced Nurse Practitoner.? Most of our investments are tied up in 401Ks and 529 plans (that we do not wish to touch to pay off this debt). Outside of the credit card debt used to finance the recovery of my son, we have a mortgage (one of the few that is not "underwater" in the US) and two car notes.? We do not "need" this loan to payoff our credit card debts - however - we would like to lock in a fixed interest rate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442243
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	8.06% - 19.00%	Estimated loss impact:	8.44%
Lender servicing fee:	1.00%	Estimated return:	10.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1995	Debt/Income ratio:	26%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	6y 7m
Amount delinquent:	$0	Revolving credit balance:	$50,061	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	ChiTownBanker	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement Ring
Purpose of loan: This loan will be used to purchase an engagement ring and to partially refinance some existing debt.?I don't have a final number on the ring but plan to spend between $5,000 - $7,500 with the remainder going to pay down some other credit cards. I carry some credit card debt?with interest rates that range from 7.00% - 19.24%. Some of these rates have been arbitrarily increased over the past six to nine months so I am hoping to refinance into a lower weighted average rate as well. I am also a Prosper Lender and I like the idea of paying interest to other lenders with a known payment and rate. Readers should note that I do have about $35,000 invested in the market and would like to keep that in place to take advantage of the?stock market's recent uptick. However, that could be used to repay this loan if necessary. ????

My financial situation: I have been steadily employed by the same firm for over six years and I have a reliable stream of income. I have never been late on any payments and, as a fellow Prosper Lender, I certainly understand the value of reliable cash flow. Not including an annual discretionary bonus that typically ranges from $10,000 - $35,000, I gross about $7,150 and net about $4,500 after deducting for taxes, insurance and all retirement. I live with my girlfriend and so fixed expenses are relatively low at about $600.00 per month. This includes auto-$350.00, auto insurance-$50.00 and my share of utilities, etc.-$200.00. I do not pay rent or mortgage as I am trying to become debt free before getting married. The difference of $3,900 goes toward debt repayment and discretionary spending which varies month to month. Your loan would be appreciated and repaid promptly.????
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442255
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$183.28

Auction yield range:	17.06% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-2000	Debt/Income ratio:	553%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	11 / 11	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$11,313	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	tolerant-rate	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for cosmetology school
Purpose of loan:
This loan will be used to? put a down so can start attending.

My financial situation:
I am a good candidate for this loan because?I know I will do good in what I like doing, making people feel, look good. ????

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442263
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	12 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	23	Length of status:	20y 11m
Amount delinquent:	$0	Revolving credit balance:	$8,747	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Wasatchfront	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 96% )	680-699 (Latest)
Principal borrowed:	$5,555.00	< mo. late:	1 ( 4% )	640-659 (Dec-2007)
Principal balance:	$2,229.40	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
17 y Career agent consolidating
Purpose of loan:
This loan will be used to? I have been a residential Realtor for 17+ years. I have always enjoyed the commercial end and have done 1 to 3 commercial deals a year in addition to 10 to 20 homes sold.? During the time from August to December I had to use credit cards more than I wanted. This loan will pay off those plus a small bit or room while ramp up this month. I have the contacts and experience and plan to do as well this year focusing on short sales and foreclosures. I have a lot of experience in negotiating short sales and our market is seeing them much more now. I have listings with short sale offers. It is simply a longer time frame now for approval. I have a current Prosper loan that will be 2 years old in January, 2010. I have never missed a payment. I was one day late once as My bank put a 10 day hold on a check that I thought was a 5 day hold.I made the phone calls and got it paid the same day.

My financial situation:
I am a good candidate for this loan because? I have about 30% equity in my home (even in today's market.). I am reliable and will never default. I have lived in this home 9 years. I have had my bank account for 23 years. Credit score is a bit low as real estate has its ups and downs lately.

Monthly net income: $ 5,500 Varies with strait commission. My annual is between $40,000 to 65,000

Monthly expenses: $
??Housing: $ 1291
??Insurance: $ 55
??Car expenses: $53
??Utilities: $ 300
??Phone, cable, internet: $100
??Food, entertainment: $500
??Clothing, household expenses $ 200
??Credit cards and other loans: $400
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442267
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.06%	Starting borrower rate/APR:	12.06% / 14.19%	Starting monthly payment:	$797.83

Auction yield range:	11.06% - 11.06%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1987	Debt/Income ratio:	15%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$106,362	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bison2	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card
Purpose of loan:
This loan will be used to pay off the high interest loan from Bank of America.

My financial situation:
I am a good candidate for this loan because I have made payments against this credit card each month, but the high interest barely puts a dent into the principal.? I have been employed at a high paying job for 5 years and currently pay between $500 and $750 per month towards this debt.? I have never not paid a bill in its entirety.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442269
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$361.83

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1994	Debt/Income ratio:	25%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	18	Length of status:	2y 6m
Amount delinquent:	$160	Revolving credit balance:	$7,325	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	54%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	best-focused-investment	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Right Decision, Right Direction
Purpose of loan:
This loan will be used to consolidate credit card debt to enable a smoother cash flow for our household.

My financial situation:
I am a good candidate for this loan because I value the trust being placed in me.? Last year when others were giving up on there homes and mortgages, I fought to keep mine because I had made a commitment.

Monthly net income: $
4500

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 56?
??Car expenses: $ 400
??Utilities: $ 125?
??Phone, cable, internet: $ 115
??Food, entertainment: $ 600 (food)
??Clothing, household expenses $ 200
??Credit cards and other loans: $?500
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442273
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$509.42

Auction yield range:	17.06% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1997	Debt/Income ratio:	35%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	27	Length of status:	4y 8m
Amount delinquent:	$5,524	Revolving credit balance:	$0	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	amatxu	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	680-699 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	680-699 (Nov-2009) 640-659 (Oct-2009) 640-659 (Sep-2009) 660-679 (Mar-2008)
Principal balance:	$1,952.65	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Pay off CC Debt & some other Debt

Purpose of loan:
This loan will be used to? help pay my cc debt 3= $7800@29% Property taxes Annual $2000 and possibly to use as a down payment on a used vehicle $2200.

My financial situation:
I am a good candidate for this loan because I have always tried to pay my immediate obligations and by paying down my cc debt my financial and dti will be better and I will have more to pay off any additional debt. The amount that is now used as monthly expenses for loans and credit cards will be used to pay down this loan. I am current on my present Prosper loan and have had no late payments and have never missed one either.Thanks for your consideration. The delinquencies have been resolved.? I would like to thank all previous bidders.

Monthly net income: $ 3892

Monthly expenses: $ 3626
??Housing: $ 1651
??Insurance: $ 150
??Car expenses: $ 50
??Utilities: $ 300
??Phone, cable, internet: $ 25
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 1150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442275
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.55%	Starting borrower rate/APR:	22.55% / 24.82%	Starting monthly payment:	$577.13

Auction yield range:	8.06% - 21.55%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1993	Debt/Income ratio:	Not calculated
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	15	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$582	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	red-enthralling-hope	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Career Training
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442279
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$82.08

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1994	Debt/Income ratio:	13%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$502	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	first-treasure-zeus	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off some bills
Purpose of loan:
This loan will be used to?
Pay off some bills
My financial situation:
I am a good candidate for this loan because?
I have a steady job and my credit score is respectable.
Monthly net income: $ 1800

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $ 150.00
??Phone, cable, internet: $ 170
??Food, entertainment : $ 250.00
??Clothing, household expenses $
??Credit cards and other loans: $ 100
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442281
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-2004	Debt/Income ratio:	48%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	6	Length of status:	0y 4m
Amount delinquent:	$1,218	Revolving credit balance:	$8,605	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	autonomous-affluence	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
insurance

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442287
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.77%	Starting borrower rate/APR:	31.77% / 34.17%	Starting monthly payment:	$151.99

Auction yield range:	14.06% - 30.77%	Estimated loss impact:	15.41%
Lender servicing fee:	1.00%	Estimated return:	15.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1998	Debt/Income ratio:	71%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,990	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	nbcnottv	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	620-639 (Mar-2008)
Principal balance:	$2,003.21	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Paying off high rate debt
Purpose of loan:
I will use this loan to pay off my last higher interest account. This account is in good standing and I have no issues with making the payments, just shy of 200, at the rate I am paying it off I will pay it off in four years. Three years and a lower rate would aide me greatly to improve my debt to income ratio.

My financial situation:
I am a good candidate for this loan because I am currently able to meet my obligations with little strain. The warehouse I managed closed in Feb. and the four months I was unemployed, as tough as they were, were not so dire that I was not able to meet my obligations. ????

Monthly net income: $ 2172

Monthly expenses: $ 1405
??Housing: $ 0
??Insurance: $ 120
??Car expenses: $ 600
??Utilities: $ 0
??Phone, cable, internet: $ 55
??Food, entertainment: $
??Clothing, household expenses $ 80
??Credit cards and other loans: $ 550
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417992
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$217.13

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	28	Length of status:	19y 9m
Amount delinquent:	$124	Revolving credit balance:	$4,840	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	aacorey	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 96% )	680-699 (Latest)
Principal borrowed:	$4,490.00	< mo. late:	1 ( 4% )	620-639 (Sep-2007)
Principal balance:	$981.06	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Expanding business with a truck
Purpose of loan:
This loan will be?used to expand my business by purchasing a used box van truck with a lift gate.? The truck will expand my revenue by 7% ($1,134 per month) as it allows me to expand my unique offering of free local pick-up and?also acts as?a significant outdoor advertising venue.

I am single with no children.? My current averge business volume is?$16,200 per month, with a net profit?of $2,800 per month? My?total personal expenses?are $2,400 per month.? My credit is good.? I have $2,500 in the bank?that I will not touch except to?put towards?a home,?car or emergency.? The HR rating is from being self employed and having a temporary delinquency?non-credit cable company equipment charge in dispute.

This is a great opportunity to earn a high return from a reliable Prosper borrower who's credit score has improved by more than 60 points. Thank you for considering me for?this loan, and I am?sure?that you will be pleased with your results from lending to me, as my previous lenders have been.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432552
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,850.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$75.92

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2006	Debt/Income ratio:	24%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	2 / 2	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$1,701	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	loanman_ben	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,750.00	< mo. late:	0 ( 0% )	620-639 (Oct-2009) 600-619 (Apr-2008) 520-539 (Mar-2008) 640-659 (Dec-2007)
Principal balance:	$789.27	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
paying off credit card
Purpose of loan:
This loan will be used to pay off my paypal plus credit card.
My financial situation:
I am a good candidate for this loan because I keep my expenses as low as possible so I can pay off my debts as soon as possible.? I do this by living with my parents, therefore, keeping my rent payments as low as possible and by forcing myself to take money right off the top for savings so I can use it to pay off my debts.?

Monthly net income: $ 900

Monthly expenses: $ 511
Savings: $200
Housing: $220
Food, entertainment: $ 50
Credit cards and other loans: $61
Credit card/loan payment breakdown:Paypal Plus: $58 minimum (will be paid off with prosper loan)
Prosper loan: $61
current Paypal plus credit card balance: $1701

As you can see, I have never missed a payment on my other Prosper Loan and don't intend to miss a payment on this one either.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437130
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$267.40

Auction yield range:	14.06% - 15.00%	Estimated loss impact:	14.65%
Lender servicing fee:	1.00%	Estimated return:	0.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1994	Debt/Income ratio:	18%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	11y 9m
Amount delinquent:	$0	Revolving credit balance:	$24,204	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	conqueror0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?pay off some credit cards.??

My financial situation:
I am a good candidate for this loan because I have a secure job of 11 years and I am credit worthy. The only reason my credit score is lower is because of a property rental that went past due without my knowlege. That account and all others are current.

Monthly net income: $ 4800-5200

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 3000
??Car expenses: $ 605
??Utilities: $ 325
??Phone, cable, internet: $ 125
??Food, entertainment: $ 425
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 1000
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 438444
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	18.60%	Starting borrower rate/APR:	19.60% / 21.83%	Starting monthly payment:	$110.88

Auction yield range:	14.06% - 18.60%	Estimated loss impact:	15.52%
Lender servicing fee:	1.00%	Estimated return:	3.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1990	Debt/Income ratio:	25%
Credit score:	620-639 (Dec-2009)	Current / open credit lines:	24 / 21	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	79	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$35,987	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	10
Screen name:	btodd	Borrower's state:	Oregon	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	24 ( 100% )	620-639 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	680-699 (Sep-2008) 640-659 (Sep-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Consolidate Debt
Purpose of loan:I am committed to reducing and consolidating my debt.? My financial situation:I am a Registered Nurse. I work full-time for the VA and have a per diem job at another facility. I am a very responsible person who works hard.? I've used credit in the past to off-set living expenses while attending school.? Though my DTI ratio is higher than I would like it, I am an honest individual that repays?my debts.
Monthly net income: $ 3,500Monthly expenses: $ ??Housing: $ 1200.00??Insurance: $ 74.00??Car expenses: $ 555.00 (car loan)??Utilities: $ 45.00??Phone, cable, internet: $ 100.00??Food, entertainment: $ 150.00??Clothing, household expenses $ 50.00??Credit cards and other loans: $ 750.00??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440162
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$319.86

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1994	Debt/Income ratio:	36%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	14 / 12	Employment status:	Retired
Now delinquent:	0	Total credit lines:	27	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,052	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	openness-heart	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
do work on home
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440540
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	16 / 14	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$142,023	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	money-washboard	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CONSOLIDATING PERSONAL CREDIT CARDS
Dear Potential Lender
Purpose of loan:
I want to consolidate my personal credit cards and payoff the personal credit card debt that I have used for my business.
My financial situation:
I am a good candidate for this loan because? I have a Strong?Business specializing in a software product which is used to Implement best practices in different areas of the Business. This is used by 90% of the Global fortune 1000 companies. Even though I have high card utilization in my accounts, I Manage my debt very efficiently and have always paid on time. If you can help in the shortterm to clear off the personal credit card loans?I would be really grateful.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441872
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$688.80

Auction yield range:	17.06% - 17.20%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	17	Length of status:	20y 0m
Amount delinquent:	$0	Revolving credit balance:	$8,699	Occupation:	Psychologist
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	counselu5	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	660-679 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	700-719 (Dec-2007)
Principal balance:	$5,931.83	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
READ THIS ONE, you won't be sorry!
Purpose:
This loan will be used to pay off debt incurred to improve/fix up our new home. ?In 2009, we had the good fortune to buy a bank owned home for less than market value, but it needed a little improving. ?The loan will reduce our monthly credit expense from $1200 to $688, improving cash flow by $518/month.???

Financial situation:
Monthly Net 2009: ?$6,667
Monthly Expenses: ?$4,992 ?(reduce to $4,380) with approved loan
Projected Net 2010: $7,667 (increase in our associates lease)

Credit Score/HR rating:
Why score dropped: we have a new mortgage and have some credit card balances over 50% of the ?credit limit.?

Income/Business Growing:
Our Prosper loan for business expansion is current. ?It has been paid down from $15,000 to $5900. ?The expansion, now complete, enables us to now accept ALL health plans. ?Our business has grown,?and will continue to grow with the ability to see more patients.

Equity
Combined Home/Business Equity: $290k
Home property value: $350k/loan balance $295k
Office property value: $450k/loan balance: $220k

Excellent Credit with Lenders:
For our recent (2009) mortgage we provided full financial documentation to Wells Fargo and got a 5% interest rate. Our office loan is at 6.6% with our credit union.

Looking Beyond HR:
One of our phrases in psychology is: ?past behavior is a good indicator of future behavior? and it is true for lenders, that?s why they rely so much on the FICO score. ?FICO wants 6 months or more or new payment history to rate you once you take out a new mortgage and as for credit usage - it?s over 50% of the card limit ?so we are being penalized until the mortgage is ?seasoned? and cards paid down.?

Rather than pay an outside financial, or pay credit cards, we would like to deal with P2P lending again, as it is a win/win for all. ?This is where commonsense comes into play. ?The credit cards were used for repairs not willy nilly frivolous indulgences, but to make our home whole and to get in on a great deal, with built-in equity. ?We are not in the habit of ?running them up.? ?That?s the beauty of Prosper: the lenders are not computers, but people who can look at the whole picture, for what it really is.??

I live within my means, and my credit is important to me, and in?9 years, I have never been late on a payment, ever and promise to pay this loan on time and as agreed.

Monthly expenses: $ 4,992

Housing: $ 2186???
Insurance: $ 150???
Car expenses: $ 356???
Utilities: $ 300???
Phone, cable, internet: $ 100???
Food, entertainment: $ 500???
Clothing, household expenses $ 100???
Credit cards and other loans: $ 1200???
Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441882
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.24%	Starting borrower rate/APR:	34.24% / 36.68%	Starting monthly payment:	$188.19

Auction yield range:	17.06% - 33.24%	Estimated loss impact:	19.96%
Lender servicing fee:	1.00%	Estimated return:	13.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2006	Debt/Income ratio:	16%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$456	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	value-friendship	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
INVESTMENT FOR MONEY AND DOG LOVERS
Purpose of loan:
This loan will be used to pay for my dog, Marco's (the picture above) surgery. Marco got into the trash a few days ago and swallowed some chicken bones that ended up cutting his stomach and blocking his intestines. Considering the seriousness of the situation, the vet went ahead with the surgery but is holding him at the hospital until we can pay the entire $3,716.18. The rest of the loan will be use to pay for Marco's stay at the hospital, at the rate of $46 per day. So it is very important that we get the money as soon as possible.

My financial situation:
I am a good candidate for this loan because?
1. I am very responsible with my finances: I am not using the loan to pay off my credit cards or some lines of credit I couldn't cover. As you can tell from my credit profile, I am a very low debt/income ratio and bank utilization. I have no delinquencies and a grand total of $456 on my four credit cards.
2. I have money saved: Although it's not much, I have about $1,000 in my savings and IRA accounts. If it comes down to it, I can always utilize it for other purposes.
3. Job security: I have a very stable job that pays me on a bi-weekly basis. I am also talking with the management for a possible promotion.
To sum it up, I am an investment that gives you attractive return with minimum risks.

Monthly net income: $2,100

Monthly expenses: $1,310
??Housing: $610
??Insurance: $110
??Car expenses: $120
??Utilities: $0 (included)
??Phone, cable, internet: $80
??Food, entertainment: $160
??Clothing, household expenses $70
??Credit cards and other loans: $60
? Pet expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 441928
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1996	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	26	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$15,611	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	order-library5	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for dental board
Purpose of loan:
This loan will be used to pay for Western Regional Dental Board fee for examination, clinical preparation course, state license application fee, travel costs for myself and my patients and materials.
My financial situation:
I am a good candidate for this loan because I'm a very responsible individual than even during difficult situations never had deliquent any of my credit card accounts or car payments.?This always come first.?Currently unemployed, after finishing?residency in the area of general dentistry?and receiving benefits, ?very low expenses as my fiancee takes cares of?everything else.?The completion of this exam will allow me to practice as dentist?fullflling my professional and finacial needs.?Just received my license to practice Dental Hygiene and?started the job search, but is my desire to persue my real passion, Dentistry.?

Monthly net income: $1100

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $338
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans:?400
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442004
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1996	Debt/Income ratio:	17%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	5 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	8y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 5	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Ray9247	Borrower's state:	Oregon	Borrower's group:	UtopiaLoans.com - Now Over $1 Million in Closed Loans!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	56 ( 100% )	660-679 (Latest)
Principal borrowed:	$16,000.00	< mo. late:	0 ( 0% )	640-659 (Nov-2009) 620-639 (Feb-2008) 600-619 (Oct-2006) 620-639 (Apr-2006)
Principal balance:	$3,561.55	1+ mo. late:	0 ( 0% )
Total payments billed:	56
Description
BUSINESS EQUIPMENT GREEN PRODUCTS
We have contracts and Purchase orders totaling over $180,000 in which we need to complete and deliver product to these customers so we will use these funds to order raw materials. We can e-mail you the contracts & P.O?s upon request, however we do have to black out the customer?s name to respect their privacy, We also have another contract to complete in February for 40K and we expect a couple additional contracts to come in before the 20th Jan, our overhead is low and We believe that we are a good candidate for this loan because we are positioning ourselves to be in a better manufacturing & distribution mode as more agencies are going green, we have a track record of success with multiple government agencies and transit Agencies, and have over ten years experience in the display & communication technologies field.This current contract is budgeted through 2010 with our contract renewed on an annual basis, the level of service and our caliber of work has always encouraged our clients to renew and add to their contracts. We have also expanded our product lines which include LED streetlights, parking lot lights, LED-T-8 Type lamps and LED wall packs for buildings.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442052
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$447.81

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1994	Debt/Income ratio:	16%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	10y 3m
Amount delinquent:	$0	Revolving credit balance:	$23,702	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	rapid-point	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
lowering interest rate
Purpose of loan:
This loan will be used to pay off a high interest unsecured line of credit. I am a poster child of the Great Recession.
In the time between the real estate meltdown and the financial services industry collapse, I purchased an investment property (what a deal!) with an unsecured line of credit, thinking I would refinance the property immediately. As soon as I purchased the property the financial services industry collapsed and I was unable to refinance. The rules for refinancing out of state properties within a certain (low) price range changed dramatically post-meltdown and I'm still unable to refinance. I am being charged exorbitant interest rates and at this rate won't ever be able to pay it off.
My financial situation:
I am a good candidate for this loan because I have a solid, high income and always pay my debts. Before this "incident" I had access to over $100K in unsecured debt and a near perfect fico score. I am responsible, make a good income and always pay my bills. I am only trying to lower my interest rate to get this debt more under control. I also have a generous line of credit attached to my checking account so automatic withdrawals are always paid no matter what, so there is literally almost no risk to the prosper lender.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442058
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$143.64

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2002	Debt/Income ratio:	45%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$9,921	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Yacker14	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a new car
Purpose of loan:
This loan will be used to buy an inexpensive vehicle. Unfortunately, the damage to my truck is?beyond blue book value.My vehicle has been deemed a total loss by the insurance company.?

My financial situation:
I am a good candidate for this loan because I will?meet all of my?financial responsibilities. I also understand the significance of my credit score, and will do anything to protect it.Also having reliable transportation is extremely important to maintaining my job.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442064
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	6 / 7	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	14	Length of status:	0y 5m
Amount delinquent:	$6,051	Revolving credit balance:	$3,263	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	19%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	21
Screen name:	worldly-silver	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Hotel Renovation
Purpose of loan:
This loan will be used to renovate 15 guest rooms in my hotel, the area has had an increase in room requests due to the finding of a new gold vein and also the construction of a gas pipe line. The restaurant has also been closed for 15 years and I plan on opening it for business.My website is www.wildwestinn.com.

My financial situation:
I am a good candidate for this loan because there is a call for new rooms due to the finding of a gold mine in the area and the start of a gas line.
The late payments on my credit are due only to a workmans comp case were the insurance company did not pay my hospital bill.
Monthly net income: $ 18,000

Monthly expenses: $?8000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442082
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$904.56

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	6 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	35	Length of status:	19y 0m
Amount delinquent:	$0	Revolving credit balance:	$7,507	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	moneygrab	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Marketing / Promotion
Purpose of loan:
This loan will be used to market our 875 websites?to attract?spring home buyers and sellers. Our business income is down 70% this past year due to the poor residential real estate market nationwide.

We have an amazing business model that is 19 years old and growing and could use assistance through this slow period.

In addition to this slower period of actual closings, the "sold prices" are down as well, with mostly first time buyers, vs. those sellres "moving up"

Our credit is excellent, always has been.

My financial situation:
I am a good candidate for this loan because my business is 19 years old and hugely successful.

Perefct payment history, perfect credit history, perfect debt to income ratios.

Thank you for reviewing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442092
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	16.50%	Starting borrower rate/APR:	17.50% / 19.70%	Starting monthly payment:	$538.53

Auction yield range:	11.06% - 16.50%	Estimated loss impact:	10.38%
Lender servicing fee:	1.00%	Estimated return:	6.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1993	Debt/Income ratio:	7%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	29	Length of status:	4y 8m
Amount delinquent:	$80	Revolving credit balance:	$21,030	Occupation:	Executive
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	34%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	giveback2020	Borrower's state:	Alabama	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	35 ( 100% )	700-719 (Latest)
Principal borrowed:	$8,500.00	< mo. late:	0 ( 0% )	640-659 (Dec-2006)
Principal balance:	$283.42	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Driving Debt Down and Out
ABOUT ME: I am 45, divorced, no children but a precious pet. I have been in my current position almost 5 years in the energy sector working to reduce our petroleum dependence. CREDIT EXPLANATION: Divorced in '01 after 5 years, leaving me with huge debts which are mostly paid off. My job is going great and our company is about to have two new contracts. I would like to consolidate my remaining debt into one payment and have the interest go to individuals rather than the bank.
If you bid on my listing I promise that I will not let you down, making payments on time will be my top priority and I will have the money. I am determined to get rid of all debt to the Credit Card companies and Banks!
WHAT I WILL DO WITH THE LOAN: $15k pay-off current MONTHLY FINANCES:
Net income: $15,000
Rent, Household, Insurance, ect., $10,335/month
I will have >$4,500? to make the payments on my Prosper loan.
CLOSING REMARKS TO LENDERS: I am capable and committed to paying back the loan requested. Borrowing money from individuals rather than a bank is one that I have enjoyed with my first Prosper Loan, which pays out this month. I have NEVER been late with a payment and will continue that repayment history with a new loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442098
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$291.06

Auction yield range:	11.06% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	13	Length of status:	14y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,684	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	4%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	oldsol	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase concrete pump truck in LA.
The purpose of this loan will be for an opportunity to become a partner in a start-up concrete pumping business in Louisiana.?? This money will be used toward the down payment?of a concrete pump truck. I currently have saved $10,000 cash and am trying to raise an additional $15,000 for down payment. Myself and 2 other partners, of whom I have been friends with for over 20 years,? plan to create a concrete pumping business in Lafayette Louisiana. Two of the partners will be employees. One partner will be handling day-to-day operation of the pump truck. He has been working in the concrete business for 20 years and has driven/operated concrete mixers and pump equipment for the last 11 years.????I will be handling dispatching, record keeping, marketing and office management, thus creating additional income of an initial set salary of $1200 per month, as well as, 1/3 stake in the business and profits which are estimated to be $60,000 total in the first year. My plan is to pay off any Prosper loan as?quickly as possible. I?am currently contracted as a merchandise vendor for Lowe's and K-mart stores and I am fortunate to have the freedom of scheduling my work to best fit my day. This will allow me to continue to work these contracts as well as the duties of the newly created position. The new position will allow me to remain in Pennsylvania and utilize direct link smart phones, wireless internet and GPS technology to handle the dispatching and scheduling of jobs.???My credit is good except for bankruptcy 5 years ago resulting in the default on $20,000 in credit card debt. I am a single father and at the time I had developed diverticulitis requiring a 6 week hospital stay and a major operation to remove part of the colon and connect a colostomy bag for the period of one year; after which I had another operation to take down the colostomy. During this time I was physically usable to continue with my vendor contracts which required heavy lifting and traveling. Having no other income I began selling items from my home on EBay and with the help of my parents I managed to get through this period, but could not complete my obligation with the credit card company.????I have since re-established my vendor contracts with Lowe's and K-mart and still sell items on EBay. I do not have any car loan,?student loans or house note (I rent). My only current outstanding debt is $4,000 on a Lowe's credit card.? Thanks for your time and consideration!??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442100
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 24.89%	Starting monthly payment:	$37.72

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2006	Debt/Income ratio:	12%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$234	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	reinforced-auction7	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying bills
Purpose of this loan is to.... make a payment on my credit card and payoff a toolbox i bought for work

My financial situation:
I am a good candidate for this loan because? i have a full time job, just we were slow for the holidays and i had a little gap in pay, just trying to catch up, i work offshore on an oilrig i im always busy, just need a little catch up?

Monthly net income: $ 4 to 5 thousand

Monthly expenses: $
??Housing: $ 700
??Insurance: $
??Car expenses: $ 300
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442104
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	22.45%	Starting borrower rate/APR:	23.45% / 23.82%	Starting monthly payment:	$408.92

Auction yield range:	3.06% - 22.45%	Estimated loss impact:	1.55%
Lender servicing fee:	1.00%	Estimated return:	20.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1989	Debt/Income ratio:	16%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	18 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	8y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,574	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bonafide-auction9	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BUYING A NEW CAR
Purpose of loan:
This loan will be used to Purchase a car

My financial situation:
I am a good candidate for this loan because... I have a great? job that pays me well and I have been on my job for over 5 years, I also have perfect credit, . I need to purchase a new vehicle.I would prefer to offer cash for a better deal.?I will pay this loan off within two years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442106
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$169.81

Auction yield range:	8.06% - 29.00%	Estimated loss impact:	7.70%
Lender servicing fee:	1.00%	Estimated return:	21.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-2004	Debt/Income ratio:	25%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$191	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	BrownieB	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 94% )	760-779 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	1 ( 6% )	760-779 (Dec-2009) 740-759 (Jul-2008)
Principal balance:	$5,833.63	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Buy Out
Purpose of loan:
This loan will be used to buy out the remaining?5% of a profitable online business.?

My financial situation:
I am a good candidate for this loan because the 5% of the business I plan to buy out will pay off the loan in full.??The business is profitable with no major debt, which will allow me to fund this loan and I also have a business partner who?has agreed to underwrite any debt that I may not be able to pay.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442110
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.40%	Starting borrower rate/APR:	29.40% / 31.77%	Starting monthly payment:	$631.85

Auction yield range:	11.06% - 28.40%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1998	Debt/Income ratio:	21%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$20,407	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	funds-metronome	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Big Uns
Purpose of loan:
This loan will be used to? purchase a well established viable tavern/club.

My financial situation: My situation is stable - I do not have an issue making my debts each month and receive bonus's regularly that are not figured into my monthly income which range from $875 to $1700 every quarter with a possibility of over $10000 a year.
I am a good candidate for this loan because?I pay off my debts and current bills. This is a well established tavern with a regular built in crowd. The income has been steady for the past two and a half years despite the economy of our nation. I feel this is a viable purchase and will continue to produce the average income and even the potential for more. I am asking for a fair chance to better myself and have my own business which is a dream come true. Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442114
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$315.68

Auction yield range:	3.06% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1981	Debt/Income ratio:	9%
Credit score:	820-839 (Jan-2010)	Current / open credit lines:	19 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$944	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	capital-zone8	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
TWINS TRANSPORTATION
Purpose of loan:
This loan will be used to HELP MY SON BUY A CAR TO CARRY MY NEW TWIN GRANDDAUGHTERS?

My financial situation:
I am a good candidate for this loan because i PAY MY BILLS ON TIME,? DON'T SPEND MONEY I DON'T HAVE AND SAVE AS MUCH MONEY AS I CAN
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442118
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$123.12

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1996	Debt/Income ratio:	17%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	12	Length of status:	10y 4m
Amount delinquent:	$115	Revolving credit balance:	$1,150	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Newadventures	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	720-739 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-659 (Dec-2009) 660-679 (Oct-2009) 660-679 (Sep-2009) 660-679 (Aug-2009)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
New adventures
Purpose of loan:
This loan will be used to pay my rent for January.

My financial situation:

My husband lost his job and I just need this little help until his unemployment starts or he finds another job.? I have 3 children and I don't want to lose our rental to move in with the inlaws.? I just need this little help.? I am a good candidate for this loan because I previously received a loan from prosper in 2006.? I had no late payments and even made early payments on occasions.? I have 3 credit cards with apr's over 29%.?They were at 12% for the last 1 1/2 years but all of sudden the company raised them again.? I am not late on any of my payments.??I have a student loan and?1 other items on my credit report I would like to clear.??I Promise to pay back?all the funds that are given to me.? I will answer any questions.

Thank you

?Monthly net income: $ 2400.00

Monthly expenses: $
??Housing: $
??Insurance: $ 350.00 (cars)
??Car expenses: $ 470.00
??Utilities: $ 400.00
??Phone, cable, internet: $ 240.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 350.00
??Credit cards and other loans: $1500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442122
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,600.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$208.12

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	4	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$616	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Havakj	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New window cleaning cargo van

Purpose of loan:

This loan will be used to buy a 1998 GMC Savana Cargo Van with 71,234 miles on it. I am starting a commercial window cleaning company, and just need help with the vehicle. I don't use traditional window cleaning methods, but actually use purified water that is pumped through a hose to a brush on the end of a pole. Pure water (0ppm total dissolved solids) is an excellent cleaner and can dry on windows without leaving any water marks or spots. This way, I can clean up to 4 stories of commercial space such as offices and business parks much faster than with traditional methods. It is safer, faster, more ecologically friendly and most importantly it is just as effective as using soap and a squeegee. I have already invested about 8,000 dollars of my own money on the purifier, poles,

My financial situation:

I'm a good candidate for this loan because I am confident that this is a money making opportunity, and will be able to quickly repay the loan. I have experience in the window cleaning industry.

Monthly net income:
My guaranteed net income is at least $800 per month. I will work at my previous window cleaning job two days per week to ensure that there are absolutely zero problems repaying this loan. During the other days of the week, I will be getting contracts to do commercial windows.? I expect to net a minimum of $3000 per month.

Monthly expenses:??
??Housing:? I live at home with my parents = $0
??Insurance:? Business insurance (2 million dollar policy) = $31.08
??Car expenses:? Commercial Auto Insurance + fuel = $200
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 50
??Clothing, household expenses $ 0
??Credit cards and other loans: $ Small business loan $117
??Other expenses: $ 0

TOTAL $398.08

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442124
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2005	Debt/Income ratio:	14%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$5,045	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	jeffersonThompson	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start bidding for my debt!
Purpose of loan:
Reconcile high-interest revolving balances. This will raise my FICO score significantly, allowing me to finance my debt at a more favorable interest rate than credit cards or Prosper can offer me right now.

My financial situation:
Check my old Prosper listings; I have a lot of history with Prosper. I just bought a house in 2009, and with all the scrutiny lenders give to clients, I wouldn't have been able to get a mortage in these times if I wasn't financially worthy. After buying the house, however, I incurred debt at an unfavorable interest rate in my eagerness to get the house fixed up and remodeled.

Monthly net income: $5000+

Monthly expenses:?
????Taxes: $1375??
????Mortage+insurance: $1500??
????Car expenses: I own my cars. $250 for insurance, $200 for gas.
????Utilities, phone, cable, internet: $250??
????Food, entertainment: $500??
????Credit cards and other loans: $170 in interest, principal is discretionary.

This would leave at least $1200/month for discretionary spending and the servicing of this loan. I will allow the market to dictate what interest rate i should pay, so i will start it out high, and you compete to bid it down!

I understand that the interest rate i'm giving you, as the lender, may be close to what i'm paying on my cards (30%). However, even with the origination fee being 3%, i do not plan to be in this loan more than a year or maybe even six months. I want to get you your money back as soon as possible so you can go out and make more money with it.

The purpose of this loan is to tidy up my credit so i can get cheap capital for less than 10% APR, which i know i can do if i can lower my revolving balances to below 10% of revolving credit limit. I am not going to let you down.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442126
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$859.48

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1997	Debt/Income ratio:	20%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	12 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$15,715	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	invincible-return9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Our wedding
Purpose of loan:
This loan will be used to pay for our wedding and honeymoon.

My financial situation involves strong, consistent income. I'm faced with this large, one-time expense.
I am a good candidate for this loan because I have the will and ability to pay you back. I'm a physician passionate about finding better treatments for cancer. Here's a bit more of my background for your reference: 2001 BA, Harvard College 2006 PhD, Vanderbilt University 2008 MD, Vanderbilt University 2008-09 (18mo) McKinsey & Co 2009-present SciClone Pharmaceuticals (Senior Director) Thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442128
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1990	Debt/Income ratio:	18%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$17,736	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	asmithj	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate my credit card debt

My financial situation:
I am a good candidate for this loan because I have a steady income and an I am paying down my bills.undefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442132
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	17.06% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1997	Debt/Income ratio:	44%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	51	Length of status:	4y 8m
Amount delinquent:	$1,054	Revolving credit balance:	$2,433	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	6%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	silver-warp-speed	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting caught up and back on track
Purpose of loan:
This loan will be used to?
Eliminate payday loans and get our budget back on track + put a couple of thousand back in savings
My financial situation:
I am a good candidate for this loan because?
I will make my monthly payments and have been a good responsible bill payer
My wife and I have very stable employment and are rooted in our neighborhood
Monthly net income: $
Jeff - 3,000
Diane - 1,400

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 148
??Car expenses: $ 760?
??Utilities: $ 300
??Phone, cable, internet: $ 340
??Food, entertainment: $?600
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 375
??Other expenses: $ Currently have several payday loans that have snowballed - bad trap
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442134
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1990	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	16	Length of status:	0y 5m
Amount delinquent:	$5,346	Revolving credit balance:	$623	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	31	Homeownership:	No
Inquiries last 6m:	1
Screen name:	da1llustrator	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Restaurant Supply
Purpose of loan:
This loan will be used?to purchase goods?and equipment?for?my restaurant?

My financial situation:
I am a good candidate for this loan because payback is guaranteed.? The business is already generating profit and with new chairs/tables and another grill, we will be able to attract more customers.

Monthly net income: $ 4800?

Monthly expenses: $ 1710?
??Housing: $ 600
??Insurance: $ 110
??Car expenses: $ 200
??Utilities: $ 50
??Phone, cable, internet: $ 50
??Food, entertainment: $ 600
??Clothing, household expenses $?100
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442140
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$143.64

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1986	Debt/Income ratio:	56%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	19 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,849	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	appetizing-reward	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
help with debt and fix home ac/heat
Purpose of loan:
This loan will be used to pay off some bills and fix ac-heat unit on our home along with the roof. also put new tires on only automobile.

My financial situation:
I am a good candidate for this loan because my husband and I both work for northrop grumman and have very secure employment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442142
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.46%	Starting borrower rate/APR:	26.46% / 28.79%	Starting monthly payment:	$608.04

Auction yield range:	11.06% - 25.46%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-2004	Debt/Income ratio:	32%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$15,339	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	magnetic-generosity	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying to get back to school
Purpose of loan:
I have been in my current position as an Administrative Assistant?for the past two years. My goal is to return to school, for an MBA, in order to open up?more avenues with my current employer. I would like to continue working with this company, but?need?to?enhance my educational background, before I can be considered for?any other?opportunities?My current employer pays a percentage of my tuition, but I will need supplemental funds.

My financial situation:
I am a good candidate for this loan because I have proven to be a responsible lender in the past. I always make my payments on-time, and have good credit.
Due to the financial burden of having to take care of a sick relative in the past, I have struggled to get my credit score where it is now, but I see positive days ahead.

Monthly net income: $
2700

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 25 (Deducted prior to my 2700 net income)
??Car expenses: $?None, monthly transportation is?$89 (Deducted?prior to my 2700 net income)
??Utilities: $ 50
??Phone, cable, internet: $ 140
??Food, entertainment: $ 100
??Clothing, household expenses $?100 (varies)
??Credit cards and other loans: $?700
??Other expenses: $ 100 (Savings)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442144
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$103.41

Auction yield range:	8.06% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1997	Debt/Income ratio:	13%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$7,627	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	40	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	IFGINVEST	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off?2?credit cards to have 1 payment and to mainly?establish credit with prosper.

My financial situation:
I am a good candidate for this loan because after my bankruptcy which was?3 1/2?years ago?due to a business that failed after 11 years. I tried my best not to?file for bankruptcy but was left no choice as the business debt was higher than I could come up with personally?at the time. Since the bankruptcy I have purchased a new home, purchased a Durango and obtained a few credit cards to help rebuild my credit and have not missed a payment I know the importance of good credit. I since have invested some in prosper and have over 20k in my personal 401k and stock investments.

Monthly net income: $ 4400.00

Monthly expenses: $ 3157.00
??Housing: $ 1400.00
??Insurance: $ 120.00
??Car expenses: $ 257.00
??Utilities: $ 250.00
??Phone, cable, internet: $ 130.00
??Food, entertainment: $?500.00
??Credit cards and other loans:?appox 500.00?which is paying more than the min payment,

This loan will be paid on time every month please bid with confidence!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442146
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1988	Debt/Income ratio:	163%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	19 / 14	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	81	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$23,753	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	valiant-income9	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit card debt
Purpose of loan:
This loan will be used to?
pay off credit cards and close
My financial situation:
I am a good candidate for this loan because?
because i pay my bills and i wont let you down
Monthly net income: $
1100
Monthly expenses: $
??Housing: $ i dont pay
??Insurance: $ i dont?pay
??Car expenses: $ i dont pay
??Utilities: $ i dont pay
??Phone, cable, internet: $ i dont pay
??Food, entertainment: $ i dont pay
??Clothing, household expenses $ 50 dollars a month maybe if that
??Credit cards and other loans: $ 10500
??Other expenses: $ my husband pays for everything except my debt im trying to consolidate into 1 paymt
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442152
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,499.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.06%	Starting borrower rate/APR:	12.06% / 14.19%	Starting monthly payment:	$249.29

Auction yield range:	11.06% - 11.06%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1998	Debt/Income ratio:	18%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	30	Length of status:	4y 7m
Amount delinquent:	$418	Revolving credit balance:	$2,752	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	12%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	danman32	Borrower's state:	NewJersey	Borrower's group:	Christian Opportunities
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting Married
Purpose of loan:
This Loan will be used for paying of student loans. I want to pay off three student loans which total $10,000, if I can get $8000 i can have the rest to pay them off. I will only have one loan to pay if I get approved for this one.
My financial situation:
I am well situated now with my job, and i have great job security. I am in the field of IT management.
My monthly budget:
Mortgage/rent: $1000
Insurance: $0
Car expenses: $285
Utilities: $200
Phone, cable, internet: $150
Food, entertainment: $200
Clothing, household expenses $150
Credit cards and other loan payments: $150
Other expenses: $200
---------------------------------------
Total monthly expenses: $2335
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442162
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	24.99%	Starting borrower rate/APR:	25.99% / 28.31%	Starting monthly payment:	$141.00

Auction yield range:	8.06% - 24.99%	Estimated loss impact:	7.10%
Lender servicing fee:	1.00%	Estimated return:	17.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1998	Debt/Income ratio:	40%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$42,859	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	kennyinminny	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help to Pay Off Debts
I was laid off during the summer of last year--and I need some additional funds to pay off some debts accumulated over the time of me not working.

I accepted a new job in the fall, but, I'm still on a training salary until commissions kick in during March. Just need some funds to stay current until my "training salary" is raised to my standard commissions. I've never defaulted on a loan, and this will help me remain that way until my salary increases in the early spring!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442164
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$180.91

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-2001	Debt/Income ratio:	18%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	16	Length of status:	4y 3m
Amount delinquent:	$322	Revolving credit balance:	$46,331	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	thankful-rate	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Sure Thing
Purpose of loan:
This loan will be used to pay off credit?card debt and?lower my monthly interest rate.?

My financial situation:
I am a good candidate for this loan because I have been employed by my company for over 5 years and have a good credit standing.? I honor my responsibilities and plan to always continue to do so.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442166
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,477.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$529.67

Auction yield range:	17.06% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1987	Debt/Income ratio:	54%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	29 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	58	Length of status:	11y 7m
Amount delinquent:	$0	Revolving credit balance:	$10,532	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	sunshine0401	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CONSOLIDATING/REPAIR CREDIT!!!
Purpose of loan:
This loan will be used to consolidate credit cards/loans and repair my credit.

My financial situation:
I am a good candidate for this loan because I pay my bills on time and have never been delinquent on any bills in the last seven years.?I have a lot of bills at this time, but I keep exceptional records of all bills and dates due, and pay them on time.? I want to pay all debts in full in 3 years with exception of house mortgage.? I work from home as a medical transcriptionist 60-65 hours per week.? I am a hard worker.? I work a full-time job (11 years 7 months) for a clinic and work a part-time job (1 year 4 months) for a hospital.? I have 2 very stable jobs with stable income.? I took the part-time job to try to catch up on bills and have decreased my debt quite a bit in the last year.? I will keep this part-time job until I deplete all of my debt.? Please help.? Any questions, please ask.? I am trying to get ahead and after paying debt start saving.? I have 401K and retirement and excellent health insurance.

Monthly net income: $3200

Monthly expenses: $2051?
??Housing: $ 0 (husband pays)
??Insurance: $ 0 (husband pays)
??Car expenses: $918 (vehicle loan) (2006?Ford Explorer);?refinanced loan to pay off in 3 years from 10/2009; originally was a 6 year loan.??
? Vehicle Gas:??$60 (work from home)
??Utilities: $?90 (water)?(husband pays other utilities)
??Phone, cable, internet: $180??
??Food, entertainment: $ 200
??Clothing, household expenses $0, none allowed at this time?
??Credit cards and other loans: $603.34 (This amount would pay Prosper loan).? (Would pay off?loans in full and close open credit cards; some credit cards are already closed).? ?
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442180
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$215.67

Auction yield range:	11.06% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1994	Debt/Income ratio:	43%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	64	Length of status:	16y 11m
Amount delinquent:	$0	Revolving credit balance:	$11,385	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	jeepsters	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 100% )	680-699 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	600-619 (Mar-2007)
Principal balance:	$1,314.07	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
Just want a little left on pay day

PURPOSE
We would like to thank you all for your support on our first loan,(we just want our life back.) We would like this loan to consolidate some smaller bills including the previous loan to which we never missed a payment. We have come a long way, but 2009 was a hard year on all of us. This would allow us to have a few dollars at the end of each pay day to pay down some of our other bills. Thank you very much the Jeepsters.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442188
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$199.00

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-2007	Debt/Income ratio:	14%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$186	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	the-cognizant-order	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a used car.
Purpose of loan:
I currently was involved in a car accident heading to work where someone rear ended me and she had no insurance. The vehicle that i was driving was paid off. Therefore i didnt have full coverage on my car. I live 30 minutes away from my house to work. I also have two jobs.? Im a security guard at Best buy, Which i can show proof of that, and i drive trucks around orlando florida. The owner of this truck driving company always pays me by check. which i dont get taxed from the government. So really dont have a pay stub for that job. But anyways, I have a lawyer working on my sitiuation, and she told me that i should be recieveing a big amount of money in 8 to 12 months. Im currently living in my parents vacation home, which the only? expense i have is the food, my insurance that if i get this car with full coverage would be $147 a month, and my phone bill of 43.87.? So my purpose of the loan is to buy a used car, ? so i can manage to go to work.
My financial situation:
I am a good candidate for this loan because? i am very responsible young man, on the road, with my job, and with money. I really dont like wasting money and time unless i really have to. I currently dont have any bill expensive other to provide myself with food, gas insurance on my car, and my cell phone bill. Which ive been doing a really great job? affording. Also within my pass, i have kept my credit score at a 796.

Monthly net income: $613 bi weekly with bestbuy, and 350 a week with rapid tranfer

Monthly expenses: $
??Housing: $0
??Insurance: $ 147
??Car expenses: $ ?
??Utilities: $
??Phone, cable, internet: $ 43
??Food, entertainment: $ 100
??Clothing, household expenses $ 30
??Credit cards and other loans: $132
??Other expenses: $90 a month on gas
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442190
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$542.74

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	16y 4m
Amount delinquent:	$0	Revolving credit balance:	$47,332	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cunning-credit2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off some credit cards
Purpose of loan:
This loan will be used to? pay off some high interest credit cards.? The truth of the matter is that I have a publishing business that is doing well now, however, there were occasions?in 2009 that I had to put some business expenses on my personal credit cards.?Then the credit cards decreased my credit limits, and then increased the interest rates?to?20%! I have great credit,?and I am annoyed that they can get away with this.?A 3 year payback plan (or less)?at a lower interest rate is why I was attracted to Prosper.com.

My financial situation:
I am a good candidate for this loan because?I am an educated professional. I have been self-employed since 1993, and I?always pay my bills! I am married, so my husband of course helps out with the home expenses. We own our own home of course.

Monthly net income: $8750

Monthly expenses: $
??Housing: $?1556
??Insurance: $ 175
??Car expenses: $ 550
??Utilities: $ 210
??Phone, cable, internet: $ 200
??Food, entertainment: $ 650
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 900
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442194
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$376.75

Auction yield range:	14.06% - 20.00%	Estimated loss impact:	14.89%
Lender servicing fee:	1.00%	Estimated return:	5.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1991	Debt/Income ratio:	24%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$14,837	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	fairness-hotshot3	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Catching up on bills
Purpose of loan:
This loan will be used to catch up on bills and pay off credit cards

My financial situation:
I am a good candidate for this loan because I am employed full time and have a stable work history

Monthly net income: $ Varies

Monthly expenses: $
??Housing: $ 1022.69
??Insurance: $ 87.00
??Car expenses: $ 0?
??Utilities: $ 300.00
??Phone, cable, internet: $ 0
??Food, entertainment: $?500.00
??Clothing, household expenses $ 250.00
??Credit cards and other loans: $ 400.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442198
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$207.90

Auction yield range:	11.06% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1995	Debt/Income ratio:	16%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	8y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	18	Homeownership:	No
Inquiries last 6m:	0
Screen name:	OneFreeLiberal	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	20 ( 100% )	760-779 (Latest)
Principal borrowed:	$1,200.00	< mo. late:	0 ( 0% )	740-759 (Nov-2009) 660-679 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Business startup capital
Purpose of loan:
This loan will be used as start-up capital for a new brewing business.? We are in the start-up phase (research and development) and are in need of a capital infusion for equipment purchases.?

The company has 3 owners; my wife, brother, and I.? Between the three partners, we also have about $10k in cash reserves of our own that will be put towards business use as we grow.

The planned use for this capital infusion is as follows:

Brewing equipment: $10k (we will be putting up, in cash, the remaining $5k needed over the loan amount)

My financial situation:
I am an excellent candidate for this loan because of my good (now repaired) credit history, my low DTI ratio, my excellent work history, and my successful first loan with Prosper.? Consideration should also be made for the cash reserves held by the three business partners.? Our intention is to keep our cash flow healthy, so we need to finance this capital expenditure so as not to deplete our cash reserves at this early stage.

I'll keep this listing brief, but will answer any questions if you have them.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442200
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$245.16

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1999	Debt/Income ratio:	77%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	23 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$46,245	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	felicity-genius	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Just Beat Cancer-Now On To Bills...
Purpose of loan: Pay off hospital bills from 4-years of cancer treatments
I am a happy, now-healthy, marathon running (see attached picture with my mom), cancer survivor. This loan will be used to consolidate the debt I have accumulated from costs associated with my treatment that were above what my insurance covered. Four years of treatment have been pretty pricey, especially considering I am only four years out of college. I had to put $19,543.21 on two high interest credit cards at a rate of 28.99%

Since I have been trying to get a Prosper loan my credit score has already improved!

My financial situation: Way better than it seems
I have had the same job since college. The quality of my work has kept me employed even though I have had to take a few periods of part-time pay due to my treatment. Since July, when I entered remission, I have been able to consistently work full time and my W-2's will reflect a much different (higher salary) year this year than the last three! Going forward it's onward and upward! ??

Monthly net income: $ 3100 - Starting on Jan 28, it will be $4072/mon due to being 3-months of full time, post cancer
Monthly expenses: $ 2500

ASK any questions, please bid on me!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442204
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$438.02

Auction yield range:	11.06% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2003	Debt/Income ratio:	13%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$6,034	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	tidy-value5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
renovations and advertising
Purpose of loan:
This loan will be used to?? for renovations and advertising

My financial situation:
I am a good candidate for this loan because?? i will repay in back in 2 years or less

Monthly net income: $ 5,000.00

Monthly expenses: $ 2,660
??Housing: $ 1375
??Insurance: $ 100
??Car expenses: $ 535
??Utilities: $ 150
??Phone, cable, internet: $
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442206
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$470.37

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1993	Debt/Income ratio:	22%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	30 / 29	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	68	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,140	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	ultimate-agreement	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used to pay off credit cards.

My financial situation:
I am a good candidate for this loan because I work fulltime with Wellpoint and I teach online part-time with two schools, so I have that income as well.? I have not paid any of my bills late in over 3 years and that is documented on my credit report.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442208
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.00%	Starting borrower rate/APR:	7.00% / 7.34%	Starting monthly payment:	$154.39

Auction yield range:	3.06% - 6.00%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	4.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1997	Debt/Income ratio:	13%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,964	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	FirePro22	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
InFusion for Existing Business
Purpose of loan:
This loan will be used to? Pay for the programmers to finish the Website as well as be able to hire writers and hire 2 sales people to get advertisers for the site, as well as purchase some marketing material for the site.I might not even need the full amount, I owe the programmer only $1,000. (Paid $3,500 so far) , and to keep the programmers on staff will need $500 a month. I will need anywhere from $1,000-$1,500 for Articles submissions from writers that we have already on staff that will write on the topics for the site on a Freelance basis. I will need $1,000-$1,500 for marketing material for the launch.

My financial situation:
I am a good candidate for this loan because?? I could pay for it myself, however I want to be able to just get a big infusion of money and put it all into the Business.I have savings and I'am getting my Bonus Check ($15,00 Gross) in 2 weeks The project has been going on for 1-? years, and our first set of programmers and designers wasted almost a year of our time and a BIG junk of our start up ($4,500).We Finally hired a new team 3 months ago and are ready to launch the site with in 2 months. I see being able to pay back the loan with in the first 6 ?10 months as I project monthly Gross income of a minimum of$3,500 for the first 6 months and a 10%-15% increase monthly within the first year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442220
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.70%	Starting borrower rate/APR:	23.70% / 25.99%	Starting monthly payment:	$195.38

Auction yield range:	8.06% - 22.70%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2001	Debt/Income ratio:	12%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$845	Occupation:	Construction
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	24%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	29	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	ingenious-affluence2	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
new siding on house
Purpose of loan:
This loan will be used to help on some needed update on my home

My financial situation:
I am a good candidate for this loan because i`m a home owner for over 8 years and never been late on a payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442222
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$164.16

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-2004	Debt/Income ratio:	13%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,498	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	top-peace-pecan	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying my credit cards
Purpose of loan:
This loan will be used to help pay my 2 credit cards off. I finished college in August, am managing a restaurant, and would rather pay debt this way than with higher interest rates. I incurred some debt paying for school, but have not dug a huge hole and am ready to be debt-free.

My financial situation:
I am a good candidate for this loan because I have a good job which I love, a steady income, and I am trustworthy. I do not miss payments. In 2003, I have one 30 day late payment notice on my credit report, but otherwise I have not missed a single payment for any bill ever.

Monthly net income: $ 1700.00 ????

Monthly expenses: $
??Housing: $ 350
??Insurance: $ 50
??Car expenses: $ 100 only maintenance and gas
??Utilities: $ 50
??Phone, cable, internet: $ 100
??Food, entertainment: $200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442224
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.50%	Starting borrower rate/APR:	14.50% / 16.66%	Starting monthly payment:	$275.37

Auction yield range:	11.06% - 13.50%	Estimated loss impact:	10.30%
Lender servicing fee:	1.00%	Estimated return:	3.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1988	Debt/Income ratio:	45%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$77,314	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	sk8daddy44	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	680-699 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	720-739 (Oct-2008) 700-719 (Aug-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Consolidate credit card balances
Purpose of loan:
Consolidate balances of 3 cards with interest rates above 15%.

financial situation:
I'm a homeowner in a stable family situation and ?have been at the same job for nearly 8yrs.
I'm currently a Prosper lender and have been a borrower before.
I expect to pay this loan off early as my budget allows.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442230
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	11.06% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2001	Debt/Income ratio:	39%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$18,528	Occupation:	Chemist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	marketplace-zenith0	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating my Debts
Purpose of loan:
This loan will be used to consolidate?debts?I have into one monthly payment, there for it is not going to be raising what I am paying, just making it a little more organized.

My financial situation:
I am a good candidate for this loan because even though I have a low credit score this is just to consolidate some bills in order to make easier payments. I have two jobs and make very good money along with my chemist job I am also a waiter. I will be able to make each payment on time. Help to fund my loan

Monthly net income: $ 4400

Monthly expenses: $
??Housing: $ 661?
??Insurance: $ 75
??Car expenses: $ 175
??Utilities: $ 250
??Phone, cable, internet: $ 75
??Food, entertainment: $ 50
??Clothing, household expenses $ 50
Credit cards and other loans: $?250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442240
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.58%	Starting borrower rate/APR:	25.58% / 27.89%	Starting monthly payment:	$300.50

Auction yield range:	8.06% - 24.58%	Estimated loss impact:	9.09%
Lender servicing fee:	1.00%	Estimated return:	15.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1969	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	16	Length of status:	34y 8m
Amount delinquent:	$0	Revolving credit balance:	$96	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	silver-companion5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
my loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442246
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	20.99%	Starting borrower rate/APR:	21.99% / 24.25%	Starting monthly payment:	$954.63

Auction yield range:	17.06% - 20.99%	Estimated loss impact:	26.19%
Lender servicing fee:	1.00%	Estimated return:	-5.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1994	Debt/Income ratio:	55%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	1y 3m
Amount delinquent:	$75	Revolving credit balance:	$16,562	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	red-tenacious-pound	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
only one loan please
Purpose of loan:
This loan will be used to?consolidate credit cards this is old debt from a business i sold to move on in life i have been swaping it between cards for three years in the last year i have been gaining good ground on it with the new job i have never defaulted on anything i have had all kinds of loans in the past home car credit cards i have had a couple late pays but thats it i am tired of swaping balance's between cards

My financial situation:
I am a good candidate for this loan because ?? am currently? paying more than the minimum payment on the debt and plan on contunuing to do the same

Monthly net income: $ 2000 after set expences (rent and bills)

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442254
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$72.37

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1989	Debt/Income ratio:	35%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	7 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	24	Length of status:	1y 0m
Amount delinquent:	$1,829	Revolving credit balance:	$4,264	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	29%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	revenue-ferret1	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
catch up on mortgage
Purpose of loan:
This loan will be used to? to catch up on my mortgage currently a month and a half behind on don't want my credit ruined because of and also need to catch up my checking account in the hole right now and get my credit cards caught up not a month behind on those yet. HELP! Got behind my income last month and month before didn't cover all expenses husband on VA disability $800.00 a month which normally covers house payment . And my adult son who is 23 and lives with us and helps pay about $400.00 a month is currently unemployed due to his job no work for him economy cutbacks he's been unemployed for 2 months now . I just need to get at least mortgage caught up right now that would help sooo much need at least $1200.00 to get that caught up .

My financial situation:
I am a good candidate for this loan because? I have been very good for quite a few years paying my bills on time until now . And I work fulltime long hrs selling furniture and I try real hard to make ends meet living on a real tight budget for the last few years and my credit score was up to 700 . I really need some help right now.

Monthly net income:$1250.00 I earn Husband disability $800.00

Monthly expenses: $
??Housing: $ 887.00
??Insurance: $ 70.00
??Car expenses: $ 270.00
??Utilities: $ 320.00
??Phone, cable, internet: $120.00?

??Food, entertainment: $?400.00
??Clothing, household expenses $
??Credit cards and other loans: $ 200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442260
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 9.84%	Starting monthly payment:	$800.82

Auction yield range:	3.06% - 8.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1990	Debt/Income ratio:	27%
Credit score:	820-839 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	17y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,601	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	upright-bid2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
loan to start part-time business
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442264
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$319.86

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1999	Debt/Income ratio:	18%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$107,746	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	ideal-exchange387	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating debt & pay for school
Purpose of loan:
This loan will be used to consolidate my debt that I ran into since graduating from college.? I also am in the process of getting my Masters degree and need money for each semester to pay for tuition and books so that I don't go even further into debt.?

My financial situation:
I am a good candidate for this loan because I am a trustworthy hardworking individual that is struggling to make payments on these high interest credit cards while paying my tuition bills as well.? I greatly apreciate the help of your investment in my future.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442272
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$116.13

Auction yield range:	11.06% - 22.00%	Estimated loss impact:	10.53%
Lender servicing fee:	1.00%	Estimated return:	11.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1989	Debt/Income ratio:	26%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	25y 10m
Amount delinquent:	$0	Revolving credit balance:	$31,595	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	wise-respectful-deal	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Daughters First Move
Purpose of loan:
This loan will be used to?help my daughter move to her first job out of state?

My financial situation:
I am a good candidate for this loan because?I always pay my bills timely and no late payments??

Monthly net income: $ 7,000?? ($115 annual)

Monthly expenses: $
??Housing: $ 1,700
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 1,000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442282
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,800.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	6.70%	Starting borrower rate/APR:	7.70% / 9.78%	Starting monthly payment:	$180.95

Auction yield range:	4.06% - 6.70%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1983	Debt/Income ratio:	10%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	11y 5m
Amount delinquent:	$0	Revolving credit balance:	$41,000	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	dr-ferret	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	37 ( 100% )	760-779 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	760-779 (Feb-2008) 780-799 (Jan-2007)
Principal balance:	$2,187.90	1+ mo. late:	0 ( 0% )
Total payments billed:	37
Description
Debt consolidation
I would like to consolidate several small loans and credit cards.
I am a good candidate because I pay my bills on time, have a good credit rating, and have successfully paid off a previous Prosper Loan. I have been employed as a teacher in the same school for over 10 years, and can gain some additional income by teaching summer classes.
Thank you for your consideration.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 442294
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.77%	Starting borrower rate/APR:	31.77% / 34.17%	Starting monthly payment:	$173.71

Auction yield range:	14.06% - 30.77%	Estimated loss impact:	15.41%
Lender servicing fee:	1.00%	Estimated return:	15.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1998	Debt/Income ratio:	11%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$13,859	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	radiant-wealth	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short loan for short term debt
Purpose of loan:
I have?some very time sensitive debts coming due.?This will be a?short loan?I will be repaying?within?the?next few months.?

My financial situation:
I am an Air Force veteran and highly dependable. I have great employment that pays very well. My monthly expendable income after all bills is between $7500 - $8500 from my job alone. I also receive $855 monthly from rental home income, and my wife runs a bed and breakfast that makes an average of $700 a month. I am willing to provide pay stubs and itemized bills upon request. I've recently learned of some debts that I've inherited that I have to take care of ASAP. If you are looking for a borrower you can count on and a good return on your money, I?m your man!

Monthly net income: $ 18555
Monthly expenses: $
??Housing: $?3000????
??Insurance: $ 134
??Car expenses: $ 469?
? Utilities: $ 250?
Phone, cable, internet: $ 150???
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 3000
??Other expenses: $ N/A
Information in the Description is not verified.